UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2020

Date of reporting period: April 30, 2020

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund

Westwood LargeCap Value Westwood Total Return Westwood SMidCap Westwood SmallCap Westwood Income Opportunity Westwood Emerging Markets Westwood High Income Westwood Alternative Income

Semi-Annual Report	April 30, 2020

Beginning on March 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-FUND-WHG (1-877-386-3944). Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Westwood Funds if you invest directly with the Fund.

Investment Adviser: Westwood Management Corp.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Funds file their complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after the end of the period. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 877-386-3944; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

April 30, 2020

Dear Shareholders,

Merriam-Webster defines unprecedented as having no precedent, novel, unexampled. They go on to list synonyms including new, unfamiliar and unknown. Given the gravitas of the word, it is generally used sparingly to describe events and happenings. In reference to the last few months, it might not be strong enough to capture the moment. The pandemic of COVID-19 has been nothing less than unprecedented, with the costs immeasurable and rising given the tragic loss of so many lives. That alone would warrant the descriptor, long before considering the economic ramifications from both the virus and the response by global leaders.

Prior to February, markets had largely been ascending higher as economic data in the U.S. and elsewhere improved. Domestically, the trifecta of positive GDP growth, stable inflation and low interest rates supported rising corporate profits and valuations. The largest risk on the horizon was the ongoing dispute with China over trade, although an agreement developed late in 2019 and was eventually signed. Expectations were moderating, but positive still, for both the economy and the markets as 2020 began. Pundits were pointing to the longest economic expansion in U.S. history, the longest bull market in U.S. history, and asking what could bring those trends to an end. In short order, they would have their answer as the world and investors grappled with an unprecedented pandemic with unprecedented responses by governments and central banks alike.

Concerns had begun to rise early in 2020 as a novel coronavirus strain was identified in China, although investors largely believed, at that time, it would remain relatively contained. By late February, this belief was shattered as the spread of COVID-19 had increased dramatically across the globe despite best efforts to contain it. The World Health Organization (WHO) declared it a pandemic on March 11. Within a week, the Federal Reserve invoked their emergency powers and launched an unparalleled effort to provide monetary support in anticipation of the expected economic contraction at a speed and scale never before seen, even during the financial crisis over a decade prior. This provided some support to markets and the economy, though dwarfed by the closures of most non-essential businesses and shelter-in-place orders around the U.S. caused enormous strain on corporations and consumers alike and spent markets sharply lower. Congress passed the largest economic relief package, the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) in late March to further address the near-term impacts and provide additional support to individuals and businesses in need.

Never before had the monetary and fiscal response been so swift and of such a magnitude as seen during March, as both government and central bank leaders went “all-in” ahead of seeing the actual effects of the virus on economic activity. Despite this, equity markets still fell more than 25% at their worst and numerous fixed income markets, such as agency mortgage-backed securities and convertible bonds, were highly disrupted for a period. The improvement in the trajectory of the coronavirus in the U.S. as April progressed, from the efforts undertaken to “flatten the curve” as it was labeled, appear to have increased optimism that the worst may be over. Markets appear to have begun the long road to recovery, even as the economic carnage left in the wake will take far longer to heal.

The Way Forward

Markets will continue to wrestle with elevated volatility and uncertainty for some time into the future as the exact progression of the virus remains unknown amidst reopening efforts beginning. However, the shifts that occurred in the investing landscape are expected to create long-term opportunities for active managers as there will likely be “winners” and “losers” during that recovery process. It will be a long, slow path to improvement for some industries while others may find themselves returning to normal much faster. Companies that were able to leverage their strong balance sheets may come out stronger as weaker competitors exit markets or shifts in consumer behavior in favor of new spending patterns and methods may become more permanent at the expense of traditional channels. Additionally, the dislocations are creating opportunities across asset classes and in specific securities not seen since the financial crisis. We believe our focus on delivering high-conviction portfolios constructed using a bottom-up process with managed risk exposures is well-positioned to identify and take advantage of such opportunities.

Thank you for your continued trust.

Sincerely,

The Investment Team

The Westwood Funds

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The information contained herein represents the views of the manager at a specific point in time and is based on information believed to be reliable. No representation or warranty is made concerning the accuracy or completeness of any data compiled herein. Any statements non-factual in nature constitute only current opinion, which is subject to change. Any statements concerning financial market trends are based on current market conditions, which will fluctuate. Past performance is not indicative of future results. All information provided herein is for informational purposes only and is not intended to be, and should not be interpreted as, an offer, solicitation, or recommendation to buy or sell or otherwise invest in any of the securities/sectors/ countries that may be mentioned. Investing involves risk including possible loss of principal.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives.

A discussion of each fund’s performance during the semiannual period ended April 30, 2020, is presented below.

Westwood LargeCap Value Fund

The performance of the Westwood LargeCap Value Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date/ Since Inception**
Westwood LargeCap Value Fund – Institutional Shares (WHGLX)	-10.96%	-15.36%
Westwood LargeCap Value Fund – A Class Shares (WWLAX)*	-11.15%	-15.44%
Westwood LargeCap Value Fund – C Class Shares (WWLCX)*	N/A	10.03%
Russell 1000 Value Index	-13.66%	-18.49%
*	Without sales charge
**	Year to Date or Since Inception, whichever is shorter

WWLCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2020. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Energy and Consumer Staples added to relative performance. Strong demand for cloud services continued to boost results at Microsoft. Apple rose as demand for their consumer products and new phone launch helped offset pressures from the pandemic. Johnson & Johnson moved higher as the consumer and pharmaceutical segments saw increased sales along with optimism surrounding a vaccine for COVID-19 in the future. UnitedHealth saw a beneficial mix shift from the postponement of elective procedures as their integrated managed care offering remained well-positioned to deliver strong returns and cash generation. Recent market dislocations provided an opportunity to add Sherwin-Williams, a global leader in paint and coatings, late in the period.

Negative stock selection in Financials and Real Estate weighed on relative performance. Boeing continued to struggle with the recertification of the 737 Max at the same time as their customers, the airlines, were negatively impacted by the global pandemic. Wells Fargo and J.P. Morgan both shared headwinds as investor concerns regarding potential credit losses rose as a result of the likely economic impact from the virus. Store Capital similarly declined as a number of their tenants required rent deferrals and forbearance as a result of shelter-in-place orders closing their doors temporarily. AIG faced some headwinds as their large investment portfolio suffered from the market dislocations observed as a result of the uncertainty and volatility in the markets.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Total Return Fund

The performance of the Westwood Total Return Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date/ Since Inception**
Westwood Total Return Fund – Institutional Shares (WLVIX)	2.24%	-3.21%
Westwood Total Return Fund – A Class Shares (WLTAX)*	N/A	8.08%
Westwood Total Return Fund – C Class Shares (WTOCX)*	N/A	8.08%
60% S&P 500 Index / 40% Bloomberg Barclays US Aggregate Bond Index	0.45%	-3.39%
*	Without sales charge
**	Year to Date or Since Inception, whichever is shorter

WWTAX and WTOCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021. In the absence of current fee waivers, total return and yield would have been reduced.

The Westwood Total Return Fund was formerly known as Westwood Low Volatility Fund. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019 may have differed had the Fund’s current investment strategy been in effect.

Market Commentary

The massive sell-off in global markets at the end of the period due to fears of a major economic contraction amid the onslaught of the COVID-19 pandemic and an oil price war, led to severe dislocations in pricing and discount rates across all asset classes. Widespread regional/national lockdowns encompassing more than one-third of humanity, implemented as measures to contain the spread of the virus, effectively halted global economic activity, prompting an unprecedented preemptive global stimulus by policymakers. Fiscal expansion to the tune of USD4-5tn, i.e., ~5% of world GDP and unlimited monetary accommodation were announced in addition to a flurry of rate cuts. In addition, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis.

In the U.S., Treasury Secretary Steven Mnuchin has proposed a US$1.2 trillion stimulus package, which equates to 5.5% of U.S. GDP. April saw the start of what is likely to be weak economic data for at least two quarters, amid historic drops across consumption, manufacturing and employment. The pace and path of the recovery will be difficult to forecast, even as equity valuations are back to their recent highs and high-yield bonds remain resilient. Despite the possible threat of a second COVID-19 outbreak as economies begin to normalize, our base case calls for growth resuming later this year, supported by historic stimulus. We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund provided strong positive return relative to its blended benchmark during the period from allocation and security selection, particularly in Health Care and Consumer Discretionary. Both bonds and equities in Health Care benefited from investor interest amid the current pandemic. Shares of biotech company Gilead Sciences rose on positive trial results as the company’s drug, Remdesivir, emerges as a leading treatment for COVID-19 patients. In Consumer Discretionary, bond holdings across a range of industries from retail to hospitality were positive, led by automaker Tesla, while equities Amazon and Home Depot detracted despite a solid long-term outlook as the consumer spending recovers. Materials contributed from stock selection, led by Newmont Corporation as investors sought safety in gold assets, driving prices higher amid the global market sell-off. Overall exposure to Real Estate and Financials detracted from near-term economic uncertainty and increased risk aversion, led by financial institutions J.P. Morgan, Bank of America and Wells Fargo, and other holdings like Chubb and Public Storage. Underweight allocation to government bonds also hurt as investors drove yields to record lows in the quest for safety. We remain constructive in our outlook on investment-grade and high-yield bonds as reflected in our overweight allocation, with select Equity exposure to additional company-specific growth opportunities.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood SMidCap Fund

The performance of the Westwood SMidCap Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date
Westwood SMidCap Fund –Institutional Shares (WHGMX)	-16.46%	-21.59%
Russell 2500 Value Index	-21.89%	-26.00%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2021.

Positive stock selection in Consumer Discretionary and Real Estate, along with allocation tailwinds, aided relative performance. Papa John’s benefited as their turnaround efforts accelerated amidst the pandemic given their established delivery model to serve their customers. Cable One saw an uptick in high-speed data demand with the shift to working from home for many individuals during 2020. Monolithic Power gained as they continued to deliver top-tier growth within the semiconductor complex given the structural tailwinds for their customized solutions for clients. Houlihan Lokey benefited from their restructuring franchise, which is expected to see a sharp increase in business as a result of the economic environment a number of companies face. CACI maintained their topline momentum and weathered the COVID-19 impact well as they continued to post solid results.

Negative stock selection in Health Care detracted from relative performance, as did Utilities modestly. Zions Bancorp felt pressure as investors worried over credit losses and potential exposure to the energy sector. MGIC Corp declined as fears rose over the potential losses for mortgage insurers as a result of the sudden job loss and economic contraction from COVID-19. First Hawaiian also moved lower on the combined concerns over credit losses and the impact to the Hawaiian economy from the decline in tourism. Penn Virginia suffered as falling crude prices from the supply and demand imbalance globally pushed shares lower. Eagle Materials fell as lower levels of construction as a result of the pandemic reduced demand for their cement and other products.

Westwood SmallCap Fund

The performance of the Westwood SmallCap Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date/ Since Inception**
Westwood SmallCap Fund – Institutional Shares (WHGSX)	-21.40%	-24.14%
Westwood SmallCap Fund – A Class Shares (WHGAX)*	-21.48%	-24.15%
Westwood SmallCap Fund – C Class Shares (WHGCX)	-21.75%	-24.34%
Westwood SmallCap Fund – Y Class Shares (WHSYX)*	N/A	12.63%
Russell 2000 Value Index	-23.44%	-27.72%
*Without	Sales Charge
**Year	to Date or Since Inception, whichever is shorter

WHGAX and WHGCX Inception Date: 9/1/2019

WHSYX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021. In the absence of current fee waivers, total return and yield would have been reduced.

Positive stock selection in Financials and allocation tailwinds in Consumer Staples added to relative performance. Papa John’s benefited as their turnaround efforts accelerated amidst the pandemic given their established delivery model to serve their customers. REPAY saw increased demand for their online debit payment platform given the need for corporations to offer additional payment options during the shelter-in-place orders. Easterly Properties held up well as investors favored their tenants, government agencies, given their ability to pay relative to private businesses. Continental Building Products agreed to be ac-

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

quired late in 2019 at a substantial premium. Lattice Semiconductor gained on strong margin expansion amidst the uncertainty as multiple product cycles help support their future growth.

Industrials and Communication Services detracted from relative performance due to unfavorable stock selection. Children’s Place faced headwinds as shelter-in-place orders closed their stores and they saw strong competition from larger retailers. Marcus similarly saw disruptions as their movie theaters were shuttered and occupancy at their hotels was depressed and weighed on their operations. Knoll declined as investor concerns rose over the commercial construction landscape and future demand growth for office furniture. Summit Properties also saw steep declines in occupancy for their hotels amidst the pandemic as companies and individuals stopped traveling. Great Western Bancorp moved lower given concerns over credit exposure to corporate borrowers as well as the agricultural industry.

Westwood Income Opportunity Fund

The performance of the Westwood Income Opportunity Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date
Westwood Income Opportunity Fund – Institutional Shares (WHGIX)	-2.57%	-5.01%
Westwood Income Opportunity Fund – A Class Shares (WWIAX)*	-2.77%	-5.16%
Westwood Income Opportunity Fund – C Class Shares (WWICX)	-3.07%	-5.28%
Bloomberg Barclays US Aggregate Bond Index	4.86%	4.98%
S&P 500 Index	-3.16%	-9.29%
Blended Benchmark**	2.06%	-0.53%
*	Without sales charge
**	40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index

WWICX Inception Date: 9/3/2019

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021. In the absence of current fee waivers, total return and yield would have been reduced.

Market Commentary

The massive sell-off in global markets at the end of the period due to fears of a major economic contraction amid the onslaught of the COVID-19 pandemic and an oil price war, led to severe dislocations in pricing and discount rates across all asset classes. Widespread regional/national lockdowns encompassing more than one-third of humanity, implemented as measures to contain the spread of the virus, effectively halted global economic activity, prompting an unprecedented preemptive global stimulus by policymakers. Fiscal expansion to the tune of USD4-5tn, i.e., ~5% of world GDP and unlimited monetary accommodation were announced in addition to a flurry of rate cuts. In addition, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis.

In the U.S., Treasury Secretary Steven Mnuchin has proposed a US$1.2 trillion stimulus package, which equates to 5.5% of U.S. GDP. April saw the start of what is likely to be weak economic data for at least two quarters, amid historic drops across consumption, manufacturing and employment. The pace and path of the recovery will be difficult to forecast, even as equity valuations are back to their recent highs and high-yield bonds remain resilient. Despite the possible threat of a second COVID-19 outbreak as economies begin to normalize, our base case calls for growth resuming later this year, supported by historic stimulus. We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund declined by 2.3% primarily due to higher levels of exposure to areas hit hard during the broad market sell-off including common and preferred equities, real estate investment trusts (REITs) and master limited partnerships (MLPs). This was offset by positive contributions from government and corporate bonds given the steep decline in interest rates in response to the global pandemic. Equity exposure overall was reduced meaningfully during 2020, with proceeds redeployed into opportuni-

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

ties in dislocated markets including convertible bonds, mortgage-backed securities, and corporate bond and rotations within equity allocation.

Financials and Energy were hit hard by the market correction. Shares of Truist Financial and preferred shares of Bank of New York declined on investor concerns regarding higher loan losses and compressed margins going forward given the macroeconomic environment. Property and Casualty insurer Chubb also moved lower as potential losses from business interruption weighed on investors’ minds. Pipeline companies Williams and partnership units of Plains fell sharply as the energy patch once again faced low oil prices as a result of the demand destruction from the pandemic and elevated supply from global producers. Shares of Barrick Gold rose sharply as investors sought safety in gold assets, driving prices higher amid the global market sell-off. Technology was a bright spot as well, with Microsoft and Monolithic Power equities advancing given their strong secular tailwinds in their respective areas of cloud computing and power management solutions. Biotech company Gilead Sciences rose on positive trial results as the company’s drug, remdesivir, emerges as a leading treatment for COVID-19 patients. Zimmer Biomet, an addition during the sell-off in March, recovered in April as investors looked to their turnaround and strong position in the musculoskeletal space as elective procedures resume.

Westwood Emerging Markets Fund

The performance of the Westwood Emerging Markets Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date
Westwood Emerging Markets Fund – Institutional Shares (WWEMX)	-17.72%	-20.61%
Westwood Emerging Markets Fund – A Class Shares (WWEAX)*	-17.83%	-20.69%
MSCI Emerging Markets Index	-10.50%	-16.60%
*	Without sales charge

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until February 28, 2021.

Market Commentary

Global equities fell over 8% during the period due to fears of a major global economic contraction amid the onslaught of the COVID-19 pandemic and an oil price war. Risk aversion and uncertainty led to widespread volatility and one of the worst sell-offs since the Global Financial Crisis and even the Great Depression as EM underperformed relative to the developed world, losing 11%. Widespread regional/national lockdowns encompassing more than one-third of humanity, implemented as measures to contain the spread of the virus, effectively halted global economic activity, prompting an unprecedented preemptive global stimulus tsunami by policymakers. Fiscal expansion to the tune of USD4-5tn, i.e., ~5% of world GDP and unlimited monetary accommodation were announced in addition to a flurry of rate cuts. Commodities collapsed, led by the 55% nosedive in Brent Crude following the breakdown of the OPEC+ alliance. Accordingly, EM currencies fell against the U.S. dollar, dragged down by commodity currencies such as the Mexican peso, Russian ruble, Brazilian real and South African rand.

Asia ex-Japan fared relatively better than its peers, as index heavyweight China rose 5% after witnessing a gradual restoration of economic activity following the easing of prior restrictions in manufacturing activity and consumption. Meanwhile, the commodity-heavy EEMEA declined as South Africa and Russia suffered from lower prices, while Greece, Poland and Hungary led declines. The LatAm region suffered a massive loss of almost 40%, one of the largest declines since 2008 as the continued rapid spread of COVID-19 accentuated the economic woes of the region. The resignation of Justice Minister Sergio Moro dealt yet another blow on investor confidence in Brazil, the largest economy in the region.

Fund Performance

Country positioning and sector allocation were the main causes of detraction in performance during the period. Underweight to China/HK, and exposure in Mexico, Indonesia and South Africa detracted, while non-exposure to Russia contributed. Consumer Discretionary, Industrials and Communication Services were the leading detractors, while Materials, Energy, and Real Estate contributed.

In Consumer Discretionary, detraction was led by Alsea, a leading restaurant brand operator in Mexico. The company reported operating results that were in-line with expectations as sales increased due to one-time consolidation, but profitability remains under pressure as minimum wage legislation is expected to have a 40-50bp impact on earnings. Given the challenges related

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

to COVID-19 on the pace of store openings and lower same-store sales growth in Europe and Latin America, we have lowered our guidance for Alsea and decided to exit out of the position entirely. Bharat Forge of India also detracted as the company downgraded its outlook given the slowdown domestically and around the world. The company expects earnings to decline at least 30-40% due to a 20-30% decline in exports and domestic sales being flat, and we are currently assessing our decision on holding the stock. Mr. Price Group in South Africa remained a detractor after reporting sales and gross margin results that missed consensus. The stock retreated on the slower than expected pace of recovery, and remains at a discount to its own five-year average forward P/E on an encouraging backdrop of top-line reacceleration and better inventory control in the last few months. Relative outperformers within the sector included restaurant brand operator Yum China, as consumption slowly recovers in China; Hanon Systems, a climate control systems provider tied to global auto sales; and Titan Company in India, a jewelry and accessories retailer in India.

Industrials detracted from security selection, led by Zhengzhou Yutong Bus. Yutong’s 1Q20 result showed a significant decline in sales volume from COVID-19 and overall weakness in demand in the broader use segment. The extended NEV subsidy announced on April 24 should help mitigate some of these business risks, as Yutong remains a leader in the medium-to-large bus market with substantial operating leverage. We initiated this position based on valuation and evidence of an inflection point in the company’s operations. Bharat Electronics detracted despite posting record revenue of Rs56B, up 49% year over year, ahead of estimates with an order book of 4.1x FY20 sales. Although the company faced major business disruption due to COVID-19 in March with a week-long national lock-down, it stands as a dominant supplier of strategic defense electronics, benefiting from India’s growth in military capital expenditure over the past 15 years (9.3% Compound Annual Growth Rate).

Materials contributed from stock selection, led by Barrick Gold Corporation, as investors sought safety in gold assets, driving prices higher amid the global market sell-off. On a fundamental basis, the company maintains a solid portfolio of assets since the merger with Randgold and remains one of the most attractive names in the sector for its healthy balance sheet and production profile. Anhui Conch Cement of China also contributed as construction activity is expected to improve, supported by further prospects for government stimulus to support growth. Detractors included LatAm mining companies, Southern Copper in Peru and Vale in Brazil.

During the period, we took advantage of valuations to increase exposure to Chinese companies with a structural growth thesis such as Hangzhou Hikvision, Kweichai Moutai, Minth Group and Zhengzhou Yutong Bus Company. We also added Koh Young Technology in South Korea for its market-leading expertise in technology inspection. For fundamental reasons such as a deteriorating outlook in operations or other operational risks, we sold 3SBio, AVI in South Africa, Ayala Land, Siam Cement, TAV Havali-manlari in Turkey and UPL Limited in India. Our exposure to Mexico was also reduced with the sale of Alsea, Arca Continental, FEMSA and Genomma Lab, and holdings in India Torrent Pharma, Bharat Forge and Adani Ports were sold.

Current Strategy and Market Outlook

During this environment of volatility and uncertainty, our bottom-up approach to selecting individual companies and our emphasis on quality companies through the CFROI screen gives us conviction that our names will be well-positioned for the long run. In order to manage heightened fears in the global economy, we have been active in selling positions whose investment thesis have deteriorated, and revised target prices or raised equity premiums to capture unforeseen risks. We have managed through previous crises such as the Asian Flu and Global Financial Crisis, and are using the same prudent, long-term, diversified approach to navigate through troubled times.

We continue to focus on quality holdings whose share prices we believe have declined unreasonably and where quality assets are at significant discount. In the near term, we favor companies that may be more resilient in a volatile and uncertain growth environment such as in Consumer Staples. In Financials, where some of our high-quality holdings have been sold off dramatically, we are positioning for a strong recovery as the secular story around credit penetration and increased consumption of financial services will follow a resumption in economic growth. Many companies should also stand to benefit from further government stimulus, i.e., infrastructure investment and consumption. With sentiment reaching historically high levels of fear and panic, we see opportunities in areas that may benefit once more rational pricing prevails, such as in steel and copper, and even crude oil, where prices are at unsustainable lows. With valuations at multi-year lows, we are also positioning for the long term, in areas such as 5G infrastructure, AI, and High-Power Computing (HPC). Other areas of interest include EV growth and penetration, natural gas substitution and mobile services.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood High Income Fund

The performance of the Westwood High Income Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date/ Since Inception**
Westwood High Income Fund – Institutional Shares (WHGHX)	-3.68%	-5.05%
Westwood High Income Fund – A Class Shares (WSDAX)*	-3.65%	-5.09%
Westwood High Income Fund – C Class Shares (WWHCX)**	N/A	6.55%
80% Bloomberg Barclays US Aggregate Bond Index / 20% S&P 500 Index	3.53%	2.26%
*	Without sales charge.
**	Year to Date or Since Inception, whichever is shorter.

WWHCX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021.

The Westwood High Income Fund was formally known as Westwood Short Duration High Yield. Prior to Nov. 1, 2019, the Fund employed different investment strategies. Therefore, the past statistics and performance shown for periods prior to Nov. 1, 2019 may have differed had the fund’s current investment strategy been in effect.

Market Commentary

The massive sell-off in global markets at the end of the period due to fears of a major economic contraction amid the onslaught of the COVID-19 pandemic and an oil price war, led to severe dislocations in pricing and discount rates across all asset classes. Widespread regional/national lockdowns encompassing more than one-third of humanity, implemented as measures to contain the spread of the virus, effectively halted global economic activity, prompting an unprecedented preemptive global stimulus by policymakers. Fiscal expansion to the tune of USD4-5tn, i.e., ~5% of world GDP and unlimited monetary accommodation were announced in addition to a flurry of rate cuts. In addition, 2019 had seen the largest easing in monetary policy by global central banks since the 2008 financial crisis.

In the U.S., Treasury Secretary Steven Mnuchin has proposed a US$1.2 trillion stimulus package, which equates to 5.5% of U.S. GDP. April saw the start of what is likely to be weak economic data for at least two quarters, amid historic drops across consumption, manufacturing and employment. The pace and path of the recovery will be difficult to forecast, even as equity valuations are back to their recent highs and high-yield bonds remain resilient. Despite the possible threat of a second COVID-19 outbreak as economies begin to normalize, our base case calls for growth resuming later this year, supported by historic stimulus. We remain tilted toward the lower duration range in bonds and are staying cautious in both equities and bonds, incrementally adding based on quality and fundamentals. The opportunity within credit is particularly encouraging, with certain quality tranches trading at spreads on the higher end of their historical ranges (i.e., they are relatively inexpensive).

Fund Performance

The Fund declined by 3.7% during the period as exposure in high-yield bonds and preferred and common equities detracted amid the broad market sell-off and widespread risk aversion among investors. High-yield issuances in Energy and Consumer Discretionary were particularly vulnerable despite attractive spreads. Exposure to other corporate investment-grade bonds was slightly negative to neutral as company-specific fundamentals continued to drive market pricing. Government bonds provided the safety cushion that is expected in addition to some short-term upside as investors adopted a defensive stance. In contrast, preferred and common equities suffered from indiscriminate selling, particularly in Real Estate and Financials, but there were some pockets of positive return. Shares of Barrick Gold rose sharply as investors sought safety in gold assets, driving prices higher amid the global market sell-off. Amazon also benefited from increased traffic in online retail transactions, while tech names NVIDIA and Activision Blizzard advanced. Biotech company Gilead Sciences rose on positive trial results as the company’s drug, remdesivir, emerges as a leading treatment for COVID-19 patients. We remain overweight to Fixed Income at an average weight of 75% while providing some growth through Equities at 15% of the portfolio.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Westwood Alternative Income Fund

The performance of the Westwood Alternative Income Fund for the period ending April 30, 2020, was as follows:

	6 Months	2020 Year to Date/ Since Inception**
Westwood Alternative Income Fund – Institutional Shares (WMNIX)	0.79%	-1.07%
Westwood Alternative Income Fund – Ultra Shares (WMNUX)	0.84%	-1.04%
Westwood Alternative Income Fund – A Class Shares (WMNAX)*	N/A	1.74%
Westwood Alternative Income Fund – C Class Shares (WWACX)*	N/A	1.74%
FTSE 1-Month Treasury Bill Index	0.66%	0.38%
*	Without sales charge.
**	Year to Date or Since Inception, whichever is shorter.

WMNAX and WWACX Inception Date: 3/31/2020

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. The Adviser has contractually agreed to waive fees and reimburse expenses until Feb. 28, 2021.

Prior to Nov. 1, 2019, the Westwood Alternative Income Fund was formerly known as the Westwood Market Neutral Fund. As of Nov. 1, 2019, the Fund began following the Sensible FeesTM framework.

The Westwood Alternative Income Fund gained 0.79% in the six months ending April 30, 2020. This was a strong performance on both an absolute and relative basis against the market neutral category. Of this total return, a significant portion of the total return was in the form of income distribution over the period. For comparison, the broader Morningstar Market Neutral category averaged a return of -3.12%, while the Lipper Alternative Equity Market Neutral Funds index declined 3.52% over the same period.

The exceptional volatility experienced by the markets over the past six months was only surpassed by the global financial crisis over the past 20 years. Global capital markets have whipsawed in the first four months of 2020, as the coronavirus has spread across the globe. Although the Westwood Alternative Income Fund benefits from sustained upticks in volatility, the recent exceptionally high levels of volatility have been difficult for the majority of investments. The Fund again demonstrated its ability to protect investor capital in the risk-off environment and participated as the market bounced, showing the low volatility, low equity beta and uncorrelated nature of the Fund.

Short duration yield convertibles were slightly lower over the period, as credit spreads widened across the global fixed income market. Many of these convertibles owned in the Fund will mature over the next six months and thus prices should normalize as we move closer to those maturities. The current market dislocations provide a significant opportunity to reinvest those monies into new opportunities, taking advantage of the tremendous opportunity in the current environment.

The convertible arbitrage strategy was slightly additive to the Fund over the past six months. Despite the large risk-off environment in March 2020 and the subsequent bounce into April 2020, the conservative management of this portion of the Fund enables the portfolio to capitalize on this period of increased volatility across the global capital markets. Additionally, the tactical delta adjustments of the individual arbitrage positions resulted in opportunities for the Fund to benefit as the markets oscillated over the past few months. Similar to the short duration yield convertibles, the convertible arbitrage market is severely dislocated and provides substantial opportunities given the current market conditions. In many cases, the embedded volatility of the option component of the convertible bond has declined in the current environment, while most of the other markets have experienced significant spikes in volatility. This is just one aspect of the current opportunity that exists in the global convertible bond market and is expected to normalize over the next six to 18 months.

Macro (tail) hedges were additive to performance in the past six months. Part of this Fund is to own listed derivatives to remove residual risk in the portfolio and to be prepared for idiosyncratic risk that might appear in the markets. The emergence of a global pandemic in the early part of 2020 again demonstrated the add value of these tail hedges in the overall performance of this Fund. The exceptional level of volatility provided an opportunity to monetize most of the tail hedges that had appreciated significantly and re-establish new tail hedges at more attractive valuation levels.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

The global convertible market remains dislocated in the current environment despite a substantial bounce in the equity markets and a central bank aided move higher in traditional fixed income markets. The convertible market has been helped by these moves higher, but not to the degree of those other markets, thus the Fund continues to see substantial opportunities in the three main strategies – short duration, yield convertibles and convertible arbitrage. Additionally, the convertible market has seen significant new issuance over the past few months, thus providing even further opportunities in the current environment.

In closing, we believe the potential benefits of adding or increasing exposure to alternative investments within the context of a diversified asset allocation strategy are numerous. These alternative investments we believe should provide true, uncorrelated absolute return potential against a variety of market backdrops. The Westwood Alternative Income Fund seeks to continue to provide that opportunity through a disciplined approach toward generating the potential alpha in any environment. In doing so, we believe the Fund offers an integral component of a larger asset allocation strategy targeting strong risk-adjusted returns throughout market cycles.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-877-386-3944. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives. Bonds and bond funds will decrease in value as interest rates rise. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities. In addition to the normal risks associated with investing, bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High Yield bonds are highly speculative and carry a greater degree of risk. Investments in smaller companies typically exhibit higher volatility. International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles, or from social, economic or political instability in other nations. A company may reduce or eliminate its dividend, causing losses to the Fund. Asset allocation does not guarantee against loss. There are specific risks inherent in small cap investing such as greater share price volatility as compared to other funds that invest in stocks of companies with larger and potentially more stable market capitalizations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume. Several of the Funds may use derivatives. The primary risk of derivative instruments is that changes in the market value of securities held by the Fund and of the derivative instruments relating to those securities may not be proportionate. Derivatives also are subject to illiquidity and counterparty risk. In addition, REIT investments are subject to the changes in economic conditions, credit risk and interest rate fluctuations.

The Westwood Funds are distributed by SEI Investments Distribution Co. (SIDCO), which is not affiliated with the Adviser or any other affiliate.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS (Unaudited)

Definition of the Comparative Indices & Key Terms

Alpha is the measure of risk adjusted performance.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

Compound Annual Growth Rate is the rate of return that would be required for an investment to grow from its beginning balance to its ending balance, assuming the profits are reinvested at the end of each year of the investment’s lifespan. Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

FTSE 1-Month Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury bills with maturities of one month. The Index reflects no deduction for fees, expenses or taxes.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the Russell 3000 Index. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 2000 Index is an index measuring the performance approximately 2,000 small-cap companies in the Russell 3000 Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 serves as a benchmark for small-cap stocks in the United States.

Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratio and lower forecasted growth values

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic stock market through changes in the aggregate market value of 500 stocks representing all major industries.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.4%

	Shares	Value

COMMUNICATION SERVICES — 10.3%
Activision Blizzard	50,447	$3,214,987
Alphabet, Cl A *	2,498	3,364,057
AT&T	134,633	4,102,268
Liberty Broadband, Cl C *	29,390	3,605,565
Walt Disney	32,818	3,549,267

		17,836,144

CONSUMER DISCRETIONARY — 4.4%
Home Depot	18,875	4,149,291
McDonald’s	18,574	3,483,739

		7,633,030

CONSUMER STAPLES — 8.0%
Church & Dwight	47,352	3,314,167
Colgate-Palmolive	47,634	3,347,241
Hormel Foods	65,327	3,060,570
PepsiCo	30,892	4,086,703

		13,808,681

ENERGY — 6.0%
Chevron	57,832	5,320,544
ConocoPhillips	62,607	2,635,755
EOG Resources	49,055	2,330,603

		10,286,902

FINANCIALS — 20.0%
American International Group	149,607	3,804,506
Assurant	32,705	3,474,579
Bank of America	139,158	3,346,750
Brookfield Asset Management, Cl A	95,619	3,233,834
Capital One Financial	46,797	3,030,574
Charles Schwab	101,851	3,841,820
Chubb	28,188	3,044,586
JPMorgan Chase	58,900	5,640,264
Wells Fargo	173,300	5,034,365

		34,451,278

HEALTH CARE — 15.5%
Abbott Laboratories	34,838	3,208,231

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Becton Dickinson	16,049	$4,052,854
CVS Health	89,212	5,490,999
Johnson & Johnson	36,455	5,469,708
Medtronic	46,511	4,540,869
UnitedHealth Group	13,847	4,049,832

		26,812,493

INDUSTRIALS — 11.2%
Eaton	21,333	1,781,306
Equifax	26,344	3,659,182
Honeywell International	23,926	3,395,099
L3Harris Technologies	17,518	3,393,236
Northrop Grumman	9,967	3,295,788
Union Pacific	23,643	3,777,915

		19,302,526

INFORMATION TECHNOLOGY — 9.1%
Apple	12,438	3,654,284
CACI International, Cl A *	14,219	3,556,741
Micron Technology *	39,301	1,882,125
Microsoft	19,725	3,534,917
Motorola Solutions	21,630	3,110,610

		15,738,677

MATERIALS — 1.1%
Sherwin-Williams	3,485	1,869,249

REAL ESTATE — 3.7%
Public Storage ‡	19,085	3,539,313
STORE Capital ‡	142,600	2,861,982

		6,401,295

UTILITIES — 8.1%
CMS Energy	58,335	3,330,345
DTE Energy	38,292	3,972,412
Nextera Energy	13,112	3,030,445
WEC Energy Group	39,548	3,581,072

		13,914,274

Total Common Stock (Cost $137,892,712)		168,054,549

SHORT-TERM INVESTMENT — 2.1%

SEI Daily Income Trust, Government Fund, Cl F, 0.200% (A) (Cost $3,660,299)	3,660,299	3,660,299

Total Investments — 99.5%

(Cost $141,553,011)		$171,714,848

Percentages are based on Net Assets of $172,530,382.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD LARGECAP VALUE FUND APRIL 30, 2020 (Unaudited)

Cl — Class

As of April 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 40.1%
	Shares	Value

COMMUNICATION SERVICES — 4.3%
Alphabet, Cl A *	1,261	$1,698,189
Walt Disney	11,268	1,218,634

		2,916,823

CONSUMER DISCRETIONARY — 3.8%
Amazon.com *	419	1,036,606
Home Depot	2,774	609,808
McDonald’s	5,053	947,741

		2,594,155

CONSUMER STAPLES — 3.2%
Colgate-Palmolive	12,493	877,883
McCormick	3,619	567,604
PepsiCo	5,789	765,827

		2,211,314

FINANCIALS — 4.6%
Bank of America	50,465	1,213,683
Chubb	4,378	472,868
JPMorgan Chase	8,833	845,848
Wells Fargo	18,698	543,177

		3,075,576

HEALTH CARE — 4.8%
Gilead Sciences	14,828	1,245,552
Johnson & Johnson	3,541	531,292
Medtronic	7,560	738,083
Wright Medical Group *	23,509	684,582

		3,199,509

INDUSTRIALS — 1.0%
Honeywell International	4,550	645,645

INFORMATION TECHNOLOGY — 11.0%
Amphenol, Cl A	5,302	467,954
Apple	6,795	1,996,371
CACI International, Cl A *	3,280	820,459
First Solar *	16,915	744,429

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY — continued
Microsoft	8,082	$1,448,375
Motorola Solutions	3,112	447,537
PayPal Holdings *	11,032	1,356,936

		7,282,061

MATERIALS — 2.8%
Newmont	15,614	928,721
Sherwin-Williams	1,767	947,766

		1,876,487

REAL ESTATE — 2.7%
Alexandria Real Estate Equities ‡	6,061	952,122
Public Storage ‡	4,535	841,016

		1,793,138

UTILITIES — 1.9%
CMS Energy	9,131	521,289
WEC Energy Group	8,099	733,364

		1,254,653

Total Common Stock (Cost $25,979,481)		26,849,361

CONVERTIBLE BONDS — 23.4%

	Face Amount

CONSUMER DISCRETIONARY — 1.2%

Dick’s Sporting Goods
3.250%, 04/15/25 (A)	$775,000	825,796

HEALTH CARE — 3.9%

CONMED
2.625%, 02/01/24	650,000	686,969

Exact Sciences
0.375%, 03/15/27	900,000	873,554

Teladoc Health
1.375%, 05/15/25	350,000	1,079,070

		2,639,593

INDUSTRIALS — 0.8%

Southwest Airlines
1.250%, 05/01/25	470,000	518,721

INFORMATION TECHNOLOGY — 14.2%

Akamai Technologies
0.125%, 05/01/25	1,100,000	1,305,389

Atlassian
0.625%, 05/01/23	500,000	970,892

Coupa Software
0.125%, 06/15/25 (A)	800,000	1,019,235

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2020 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

DocuSign
0.500%, 09/15/23	$500,000	$779,050

j2 Global
1.750%, 11/01/26 (A)	922,000	862,601

MongoDB
0.250%, 01/15/26 (A)	900,000	939,761

Nice Systems
1.250%, 01/15/24	400,000	804,250

Splunk
1.125%, 09/15/25	888,000	1,039,148

Square
0.125%, 03/01/25 (A)	900,000	829,687

Workday
0.250%, 10/01/22	800,000	978,628

		9,528,641

MATERIALS — 1.7%

SSR Mining
2.500%, 04/01/39	900,000	1,098,000

UTILITIES — 1.6%

NextEra Energy Partners
1.500%, 09/15/20 (A)	1,000,000	1,032,618

Total Convertible Bonds (Cost $14,673,966)		15,643,369

CORPORATE OBLIGATIONS — 20.5%

CONSUMER DISCRETIONARY — 3.1%

Darden Restaurants
4.550%, 02/15/48	690,000	632,628

Ford Motor
9.000%, 04/22/25	1,000,000	973,750

Ford Motor Credit
4.271%, 01/09/27	485,000	412,250

Yum! Brands
7.750%, 04/01/25 (A)	32,000	35,036

		2,053,664

CONSUMER STAPLES — 1.0%

Coca-Cola
1.450%, 06/01/27	126,000	126,030

Keurig Dr Pepper
3.200%, 05/01/30	467,000	497,517

PepsiCo
2.750%, 03/19/30	67,000	73,308

		696,855

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — 0.1%

EOG Resources
4.375%, 04/15/30	$31,000	$34,418

FINANCIALS — 5.6%

Bank of America MTN
4.271%, VAR ICE LIBOR USD 3

Month+1.310%, 07/23/29	470,000	534,342

Bank of New York Mellon MTN
1.600%, 04/24/25	1,000,000	1,014,410

KKR Group Finance VI
3.750%, 07/01/29 (A)	345,000	371,477

Northern Trust
3.150%, 05/03/29	800,000	881,527

Truist Financial MTN
2.500%, 08/01/24	400,000	412,493

USAA Capital
2.125%, 05/01/30 (A)	500,000	515,970

		3,730,219

HEALTH CARE — 4.2%

Amgen
3.150%, 02/21/40	906,000	943,130

Bristol-Myers Squibb
3.200%, 06/15/26 (A)	800,000	882,845

CVS Health
2.125%, 06/01/21	1,000,000	1,008,150

		2,834,125

INDUSTRIALS — 1.5%

AP Moller - Maersk
4.500%, 06/20/29 (A)	600,000	596,960

Southwest Airlines
5.250%, 05/04/25	422,000	420,447

		1,017,407

INFORMATION TECHNOLOGY — 3.8%

Citrix Systems
3.300%, 03/01/30	1,000,000	1,010,671

International Business Machines
3.500%, 05/15/29	800,000	903,333

Oracle
2.500%, 04/01/25	600,000	631,245

		2,545,249

MATERIALS — 1.2%

Cabot
4.000%, 07/01/29	395,000	406,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD TOTAL RETURN FUND APRIL 30, 2020 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — continued
FMC
4.500%, 10/01/49	$366,000	$405,788

		811,972

Total Corporate Obligations (Cost $13,524,697)		13,723,909

U.S. TREASURY OBLIGATIONS — 5.1%

U.S. Treasury Bond
2.375%, 11/15/49	400,000	508,172

U.S. Treasury Notes
1.750%, 07/31/24	455,000	482,371
0.500%, 03/31/25	1,200,000	1,208,859
0.250%, 04/15/23	1,200,000	1,200,422

		2,891,652

Total U.S. Treasury Obligations (Cost $3,294,037)		3,399,824

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATION — 2.8%

FHLMC
3.000%, 04/01/50	1,800,000	1,901,321

Total U.S. Government Agency Mortgage-Backed Obligation
(Cost $1,895,547)		1,901,321

CONVERTIBLE PREFERRED STOCK — 2.2%
	Shares

INFORMATION TECHNOLOGY — 1.1%
Broadcom, 8.000% *	712	724,417

UTILITIES — 1.1%
NextEra Energy, 4.872% *	15,000	719,100

Total Convertible Preferred Stock (Cost $1,559,879)		1,443,517

PREFERRED STOCK — 0.8%

INDUSTRIALS — 0.8%
Stanley Black & Decker, 5.250%	7,075	562,533

Total Preferred Stock (Cost $709,926)		562,533

SOVEREIGN DEBT — 0.2%

	Face Amount	Value
Peruvian Government International Bond
2.783%, 01/23/31	$117,000	$120,627

Total Sovereign Debt (Cost $117,003)		120,627

SHORT-TERM INVESTMENT — 6.0%
	Shares
SEI Daily Income Trust, Government Fund, Cl F, 0.200% (B) (Cost $4,037,858)	4,037,858	4,037,858

Total Investments — 101.1% (Cost $65,792,394)		$67,682,319

Percentages are based upon Net Assets of $66,917,318.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2020 was $7,911,986 and represents 11.8% of Net Assets.

(B)	The rate reported is the 7-day effective yield as of April 30, 2020.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of April 30, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$26,849,361	$—	$—	$26,849,361
Convertible Bonds	—	15,643,369	—	15,643,369
Corporate
Obligations	—	13,723,909	—	13,723,909
U.S. Treasury
Obligations	—	3,399,824	—	3,399,824
U.S. Government
Agency
Mortgage-
Backed
Obligation	—	1,901,321	—	1,901,321
Convertible
Preferred Stock	1,443,517	—	—	1,443,517
Preferred Stock	—	562,533	—	562,533
Sovereign Debt	—	120,627	—	120,627
Short-Term
Investment	4,037,858	—	—	4,037,858

Total Investments in Securities	$32,330,736	$35,351,583	$—	$67,682,319

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.3%

	Shares	Value

COMMUNICATION SERVICES — 1.6%
Cable One	1,269	$2,427,419

CONSUMER DISCRETIONARY — 9.2%
1-800-Flowers.com, Cl A *	94,830	1,819,788
Bloomin’ Brands *	120,916	1,457,038
Carter’s	38,364	3,000,065
Columbia Sportswear *	21,500	1,567,135
Installed Building Products *	37,085	1,828,661
Papa John’s International	31,387	2,257,353
Williams-Sonoma	30,795	1,904,363

		13,834,403

CONSUMER STAPLES — 6.5%
BJ’s Wholesale Club Holdings *	104,476	2,748,763
J&J Snack Foods	23,019	2,924,104
Lamb Weston Holdings	21,700	1,331,512
Nomad Foods *	140,825	2,902,403

		9,906,782

ENERGY — 2.9%
Parsley Energy, Cl A	168,361	1,591,011
WPX Energy *	451,531	2,767,885

		4,358,896

FINANCIALS — 23.7%
Ares Management, Cl A	83,170	2,790,353
Argo Group International Holdings	64,625	2,285,140
Assurant	31,465	3,342,841
Everest Re Group	10,530	1,823,059
First Hawaiian	211,245	3,715,800
Hilltop Holdings	88,195	1,702,163
Houlihan Lokey, Cl A	24,460	1,452,435
MGIC Investment	296,580	2,168,000
Moelis, Cl A	45,700	1,365,059
South State	52,503	3,036,774
TCF Financial	101,570	3,015,613
Washington Federal	111,961	2,993,837
Western Alliance Bancorp	83,848	3,008,466

COMMON STOCK — continued

	Shares	Value

FINANCIALS — continued
White Mountains Insurance Group	3,095	$3,011,435

		35,710,975

HEALTH CARE — 7.5%
Cooper	4,580	1,313,086
Envista Holdings *	86,166	1,677,652
Integra LifeSciences Holdings *	29,265	1,493,978
Merit Medical Systems *	56,635	2,311,841
PerkinElmer	25,623	2,319,650
STERIS PLC	15,770	2,247,225

		11,363,432

INDUSTRIALS — 11.5%
Curtiss-Wright	28,280	2,931,222
Hubbell, Cl B	23,535	2,928,460
Huntington Ingalls Industries	12,044	2,305,342
IAA *	75,270	2,905,422
KAR Auction Services	150,865	2,259,958
Pentair PLC	72,105	2,494,112
Woodward	24,435	1,479,783

		17,304,299

INFORMATION TECHNOLOGY — 10.0%
Amdocs	39,185	2,525,081
Booz Allen Hamilton Holding, Cl A	22,842	1,677,517
CACI International, Cl A *	12,649	3,164,021
FLIR Systems	34,186	1,483,672
Genpact	44,716	1,539,572
Monolithic Power Systems	13,222	2,643,210
Viavi Solutions *	173,425	2,094,974

		15,128,047

MATERIALS — 6.0%
Albemarle	45,633	2,803,235
Eagle Materials *	37,185	2,268,657
Huntsman	132,965	2,235,142
RPM International	22,075	1,466,001
Summit Materials, Cl A *	15,165	229,143

		9,002,178

REAL ESTATE — 13.3%
Alexander & Baldwin *‡	109,693	1,441,366
Americold Realty Trust ‡	96,961	2,966,037
Brandywine Realty Trust ‡	138,900	1,550,124
First Industrial Realty Trust ‡	80,375	3,035,764
Hudson Pacific Properties ‡	126,655	3,113,180
National Storage Affiliates Trust ‡	53,147	1,513,627
Physicians Realty Trust ‡	224,117	3,455,884
STAG Industrial ‡	113,740	2,985,675

		20,061,657

UTILITIES — 7.1%
Alliant Energy	86,265	4,188,166
Avista	53,770	2,314,261

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMIDCAP FUND APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

UTILITIES — continued
IDACORP	45,595	$4,184,709

		10,687,136

Total Common Stock (Cost $143,238,641)		149,785,224

SHORT-TERM INVESTMENT — 1.2%

SEI Daily Income Trust, Government Fund, Cl F, 0.200% (A) (Cost $1,806,693)	1,806,693	1,806,693

Total Investments — 100.5%
(Cost $145,045,334)		$151,591,917

Percentages are based upon Net Assets of $150,793,345.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2020.

Cl — Class

PLC — Public Limited Company

As of April 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.9%

	Shares	Value

CONSUMER DISCRETIONARY — 9.4%
1-800-Flowers.com, Cl A *	245,812	$4,717,132
Bloomin’ Brands *	631,033	7,603,948
Century Communities *	236,388	5,063,431
Installed Building Products *	86,995	4,289,723
Oxford Industries	169,437	7,102,799
Papa John’s International	94,688	6,809,961

		35,586,994

CONSUMER STAPLES — 8.0%
BJ’s Wholesale Club Holdings *	296,084	7,789,970
Central Garden & Pet, Cl A *	234,492	7,130,902
Hostess Brands, Cl A *	625,995	7,524,460
J&J Snack Foods	60,778	7,720,629

		30,165,961

ENERGY — 1.0%
PDC Energy *	305,113	3,963,418

FINANCIALS — 23.4%
Argo Group International Holdings	216,721	7,663,255
Berkshire Hills Bancorp	418,493	7,131,121
BRP Group, Cl A *	327,428	3,280,828
Central Pacific Financial	230,638	4,033,858
Columbia Banking System	142,422	3,843,970
Great Western Bancorp	413,580	7,775,304
Heritage Commerce	370,291	3,288,184
Hilltop Holdings	414,040	7,990,972
Houlihan Lokey, Cl A	56,833	3,374,744
James River Group Holdings	209,477	7,432,244
Mercury General	89,391	3,661,455
Moelis, Cl A	239,706	7,160,018
Renasant	286,351	7,510,987
Sandy Spring Bancorp	292,625	7,461,937
Washington Federal	259,069	6,927,505

		88,536,382

HEALTH CARE — 7.5%
CONMED	109,454	8,089,745
Magellan Health *	81,332	4,939,292
Merit Medical Systems *	100,664	4,109,105
Omnicell*	97,067	7,076,184

COMMON STOCK — continued

	Shares	Value

HEALTH CARE — continued
Patterson	228,336	$4,173,982

		28,388,308

INDUSTRIALS — 19.3%
Alamo Group	39,732	3,911,218
Altra Industrial Motion	204,600	5,710,386
Apogee Enterprises	191,407	3,912,359
Columbus McKinnon	143,243	3,879,020
Comfort Systems USA	203,202	6,766,627
Douglas Dynamics	169,754	6,274,108
Federal Signal	277,806	7,481,316
Interface, Cl A	742,156	6,857,521
Kaman	170,557	6,610,789
Knoll	613,842	7,157,398
UniFirst	41,538	6,984,615
Universal Forest Products	177,040	7,279,885

		72,825,242

INFORMATION TECHNOLOGY — 8.9%
Amkor Technology *	446,302	4,409,464
Lattice Semiconductor *	362,373	8,157,016
Novanta *	70,622	6,136,346
Repay Holdings *	421,831	7,538,120
Viavi Solutions *	627,547	7,580,768

		33,821,714

MATERIALS — 1.9%
Innospec	96,808	7,020,516

REAL ESTATE — 9.5%
Columbia Property Trust ‡	554,013	7,916,846
Easterly Government Properties ‡	267,664	7,202,838
National Storage Affiliates Trust ‡	269,051	7,662,573
PotlatchDeltic ‡	129,629	4,551,274
RPT Realty ‡	583,789	3,981,441
Summit Hotel Properties *‡	803,227	4,867,556

		36,182,528

UTILITIES — 8.0%
Avista	182,685	7,862,762
NorthWestern	133,333	7,691,981
PNM Resources	192,779	7,805,622
South Jersey Industries	242,693	6,938,593

		30,298,958

Total Common Stock (Cost $386,807,079)		366,790,021

SHORT-TERM INVESTMENT — 5.2%

SEI Daily Income Trust, Government Fund, Cl F, 0.200% (A) (Cost $19,637,177)	19,637,177	19,637,177

Total Investments — 102.1% (Cost $406,444,256)		$386,427,198

Percentages are based upon Net Assets of $378,383,244.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	The rate reported is the 7-day effective yield as of April 30, 2020.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD SMALLCAP FUND APRIL 30, 2020 (Unaudited)

Cl — Class

As of April 30, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 34.8%

	Shares	Value

COMMUNICATION SERVICES — 4.4%
Alphabet, Cl C *	5,617	$7,575,423
AT&T	294,510	8,973,720
Electronic Arts *	60,210	6,879,595
Walt Disney	60,242	6,515,172

		29,943,910

CONSUMER DISCRETIONARY — 3.4%
Amazon.com*	2,820	6,976,680
Home Depot	43,935	9,658,231
McDonald’s	35,928	6,738,656

		23,373,567

CONSUMER STAPLES — 2.6%
Colgate-Palmolive	117,609	8,264,384
PepsiCo	72,443	9,583,484

		17,847,868

ENERGY — 1.2%
Chevron	67,048	6,168,416
Enterprise Products Partners LP (A)	100,461	1,764,095

		7,932,511

FINANCIALS — 4.8%
Annaly Capital Management ‡	1,125,741	7,035,881
Bank of America	240,278	5,778,686
Chubb	47,152	5,092,888
JPMorgan Chase	81,999	7,852,224
Truist Financial	204,080	7,616,266

		33,375,945

HEALTH CARE — 5.3%
Becton Dickinson	30,051	7,588,779
Gilead Sciences	116,736	9,805,824
Medtronic	92,930	9,072,756
Zimmer Biomet Holdings	82,844	9,916,427

		36,383,786

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS — 2.7%
Honeywell International	53,572	$7,601,867
Norfolk Southern	27,304	4,671,714
Republic Services, Cl A	76,780	6,014,945

		18,288,526

INFORMATION TECHNOLOGY — 6.2%
Apple	35,153	10,327,951
CACI International, Cl A *	25,308	6,330,543
Cisco Systems	169,812	7,196,633
Microsoft	61,241	10,975,000
Visa, Cl A	40,722	7,277,836

		42,107,963

MATERIALS — 2.7%
Albemarle	37,814	2,322,914
Barrick Gold	622,296	16,005,453

		18,328,367

REAL ESTATE — 1.5%
Alexandria Real Estate Equities ‡	32,067	5,037,405
Vornado Realty Trust ‡	112,493	4,929,443

		9,966,848

Total Common Stock (Cost $212,537,756)		237,549,291

CORPORATE OBLIGATIONS —27.5%

	Face Amount

COMMUNICATION SERVICES — 1.0%

Vodafone Group
4.875%, 06/19/49	$5,775,000	6,904,105

CONSUMER DISCRETIONARY — 4.7%
Carnival
11.500%, 04/01/23 (B)	235,000	245,538
Dollar General
3.500%, 04/03/30	6,542,000	7,184,257
Ford Motor
8.500%, 04/21/23	425,000	419,156
Ford Motor Credit
4.271%, 01/09/27	10,215,000	8,682,750
Home Depot
2.950%, 06/15/29	7,844,000	8,522,104
Ross Stores
4.600%, 04/15/25	6,245,000	6,824,781

		31,878,586

CONSUMER STAPLES — 0.2%
Coca-Cola
1.450%, 06/01/27	1,289,000	1,289,303

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2020 (Unaudited)

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

ENERGY — 0.8%

BP Capital Markets America 3.543%, 04/06/27	$4,269,000	$4,499,988

EOG Resources 4.375%, 04/15/30	394,000	437,437

		4,937,425

FINANCIALS — 10.5%

Bank of America MTN
2.456%, VAR ICE LIBOR USD 3 Month+0.870%, 10/22/25	5,391,000	5,513,775

Charles Schwab
5.375%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+4.971%, 09/01/68	826,000	845,617

Citigroup
5.900%, VAR ICE LIBOR USD 3 Month+4.230%, 12/29/49	9,000,000	9,096,840

Goldman Sachs Group
5.375%, VAR ICE LIBOR USD 3 Month+3.922%, 11/10/68	6,923,000	6,445,798

Markel Corp
4.150%, 09/17/50	5,556,000	5,672,712

Morgan Stanley
4.829%, VAR ICE LIBOR USD 3 Month+3.610%, 07/15/68	11,082,000	9,973,800

National Securities Clearing
1.200%, 04/23/23 (B)	4,638,000	4,640,121

Truist Financial MTN
5.050%, VAR ICE LIBOR USD 3 Month+3.102%, 12/15/68	$10,544,000	9,908,092
2.500%, 08/01/24	13,500,000	13,921,644

US Bancorp
5.125%, VAR ICE LIBOR USD 3 Month+3.486%, 01/15/69	5,157,000	5,154,679

USAA Capital
1.500%, 05/01/23 (B)	461,000	464,789

		71,637,867

HEALTH CARE — 2.2%

Amgen
3.150%, 02/21/40	8,608,000	8,960,777

Bristol-Myers Squibb
3.200%, 06/15/26 (B)	5,776,000	6,374,141

		15,334,918

INDUSTRIALS — 1.8%

Southwest Airlines
5.250%, 05/04/25	3,617,000	3,603,687

Waste Management
4.150%, 07/15/49	7,117,000	9,050,660

		12,654,347

INFORMATION TECHNOLOGY — 5.7%

Citrix Systems
3.300%, 03/01/30	16,800,000	16,979,272

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Dell International
8.350%, 07/15/46 (B)	$8,165,000	$10,198,018

International Business Machines
3.500%, 05/15/29	7,331,000	8,277,917

VMware
4.700%, 05/15/30	2,988,000	3,194,291

		38,649,498

MATERIALS — 0.6%
FMC 4.500%, 10/01/49	3,832,000	4,248,574

Total Corporate Obligations (Cost $183,187,425)		187,534,623

U.S. TREASURY OBLIGATIONS — 10.7%

U.S. Treasury Bonds 3.000%, 02/15/49	2,220,000	3,145,549

U.S. Treasury Inflation Indexed Bonds
0.875%, 01/15/29	17,420,942	19,392,921
0.250%, 07/15/29	22,551,544	24,068,793
0.125%, 07/15/24	12,582,801	12,789,910

		56,251,624

U.S. Treasury Note 0.375%, 04/30/25	13,600,000	13,619,656

Total U.S. Treasury Obligations (Cost $69,311,989)		73,016,829

CONVERTIBLE BONDS — 8.8%

CONSUMER DISCRETIONARY — 0.7%

Dick’s Sporting Goods 3.250%, 04/15/25 (B)	$4,470,000	4,762,976

ENERGY — 0.6%

Equities 1.750%, 05/01/26 (B)	3,750,000	4,124,157

HEALTH CARE — 0.9%

Exact Sciences 0.375%, 03/15/27	6,270,000	6,085,759

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2020 (Unaudited)

CONVERTIBLE BONDS — continued

	Face Amount	Value

INDUSTRIALS — 0.5%

Southwest Airlines
1.250%, 05/01/25	$3,205,000	$3,537,237

INFORMATION TECHNOLOGY — 6.1%

Akamai Technologies
0.125%, 05/01/25	7,034,000	8,347,368

Cree
1.750%, 05/01/26 (B)	1,680,000	1,914,163

DocuSign
0.500%, 09/15/23	4,454,000	6,939,778

Microchip Technology
1.625%, 02/15/27	5,507,000	6,881,988

Splunk
1.125%, 09/15/25	2,963,000	3,467,338

Square
0.500%, 05/15/23	6,291,000	7,061,647

Workday
0.250%, 10/01/22	5,962,000	7,293,225

		41,905,507

Total Convertible Bonds (Cost $58,692,714)		60,415,636

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 6.7%

FHLMC
3.000%, 03/01/50	9,310,488	9,836,982
3.000%, 04/01/50	8,870,679	9,370,003
2.500%, 11/01/49	8,662,025	9,025,594
2.500%, 12/01/49	9,147,085	9,531,012

		37,763,591

FNMA
3.500%, 07/01/49	7,287,020	7,691,399

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $44,225,052)		45,454,990

PREFERRED STOCK — 5.7%

	Shares

FINANCIALS — 3.7%
PNC Financial Services Group, Ser Q, 5.375%	188,468	4,815,357
US Bancorp, Ser B, 3.500% , VAR ICE LIBOR USD 3 Month+0.600%	522,547	10,335,980
Wells Fargo, 5.850% , VAR ICE LIBOR USD 3 Month+3.090%	411,321	10,402,308

		25,553,645

INDUSTRIALS — 1.0%
Stanley Black & Decker, 5.250%	83,375	6,629,147

PREFERRED STOCK — continued

	Shares	Value

UTILITIES — 1.0%
Southern, 4.950%	277,045	$6,834,700

Total Preferred Stock (Cost $40,898,011)		39,017,492

CONVERTIBLE PREFERRED STOCK — 2.3%

INFORMATION TECHNOLOGY — 1.1%
Broadcom, 8.000% *	6,950	7,071,208

UTILITIES — 1.2%
NextEra Energy, 4.872% *	174,405	8,360,976

Total Convertible Preferred Stock (Cost $16,375,425)		15,432,184

SOVEREIGN DEBT — 0.2%

	Face Amount
Peruvian Government International Bond 2.783%, 01/23/31	$1,220,000	1,257,820

Total Sovereign Debt (Cost $1,220,019)		1,257,820

SHORT-TERM INVESTMENT — 4.4%

	Shares
SEI Daily Income Trust, Government Fund, Cl F, 0.200% (C) (Cost $29,854,397)	29,854,397	29,854,397

Total Investments — 101.1% (Cost $656,302,788)		$689,533,262

Percentages are based upon Net Assets of $681,821,261.

*	Non-income producing security.
‡	Real Estate Investment Trust
(A)	Security is a Master Limited Partnership. At April 30, 2020, such securities amounted to $1,764,095, or 0.3% of the net assets of the Fund (See Note 2).
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2020 was $32,723,903 and represents 4.8% of Net Assets.

(C)	The rate reported is the 7-day effective yield as of April 30, 2020.

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

MTN — Medium Term Note

Ser — Series

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD INCOME OPPORTUNITY FUND APRIL 30, 2020 (Unaudited)

USD — U.S. Dollar

VAR — Variable Rate

The following is a summary of the inputs used as of April 30, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$237,549,291	$—	$—	$237,549,291
Corporate Obligations	—	187,534,623	—	187,534,623
U.S. Treasury Obligations	—	73,016,829	—	73,016,829
Convertible Bonds	—	60,415,636	—	60,415,636
U.S. Government Agency Mortgage- Backed Obligations	—	45,454,990	—	45,454,990
Preferred Stock	39,017,492	—	—	39,017,492
Convertible Preferred Stock	15,432,184	—	—	15,432,184
Sovereign Debt	—	1,257,820	—	1,257,820
Short-Term Investment	29,854,397	—	—	29,854,397

Total Investments in Securities	$321,853,364	$367,679,898	$—	$689,533,262

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.0%

	Shares	Value

BRAZIL — 5.3%

BB Seguridade Participacoes	210,923	$1,028,647

Porto Seguro	116,413	977,690

Raia Drogasil	65,099	1,261,421

Vale *	153,050	1,269,061

		4,536,819

CANADA — 2.8%

Barrick Gold	92,022	2,368,726

CHILE — 4.9%

Banco de Chile	15,863,378	1,398,424

Cia Cervecerias Unidas	166,747	1,198,326

Enel Americas	9,768,413	1,602,914

		4,199,664

CHINA — 10.5%

Hangzhou Hikvision Digital Technology, Cl A	358,149	1,619,561

Kweichow Moutai, Cl A	16,111	2,872,450

NetEase ADR	7,896	2,723,804

Zhengzhou Yutong Bus, Cl A	920,555	1,693,820

		8,909,635

CZECH REPUBLIC — 0.4%

Moneta Money Bank (A)	154,309	322,499

EGYPT — 1.8%

Commercial International Bank Egypt SAE	385,242	1,560,864

HONG KONG — 24.1%

AIA Group	220,007	2,034,691

Anhui Conch Cement, Cl H	195,820	1,533,095

BOC Hong Kong Holdings	509,329	1,564,804

China Merchants Bank, Cl H	349,720	1,666,374

China Overseas Land & Investment	559,600	2,045,128

China Resources Gas Group	346,496	1,958,223

China Resources Land	276,639	1,126,806

COMMON STOCK — continued

	Shares	Value

HONG KONG — continued

CNOOC	1,307,961	$1,481,798

Galaxy Entertainment Group *	281,426	1,811,362

Minth Group	466,754	1,118,136

Ping An Insurance Group of China, Cl H	172,720	1,779,887

Tencent Holdings	43,779	2,317,010

		20,437,314

INDIA — 10.2%

Bharat Electronics	932,150	887,056

HCL Technologies	176,420	1,269,059

HDFC Bank	41,224	544,894

HDFC Bank ADR	10,064	436,275

Indraprastha Gas	250,300	1,581,755

Reliance Industries GDR (A)	28,455	1,084,608

Reliance Industries	42,730	829,699

Tata Consultancy Services	38,759	1,031,229

Titan	74,045	950,510

		8,615,085

INDONESIA — 4.7%

Bank Central Asia	616,695	1,069,705

Bank Mandiri Persero	2,072,688	619,675

Perusahaan Gas Negara	13,958,884	801,549

Telekomunikasi Indonesia Persero	6,317,030	1,468,975

		3,959,904

MEXICO — 2.5%

Promotora y Operadora de

Infraestructura	160,839	1,114,615

Wal-Mart de Mexico	410,802	991,509

		2,106,124

SINGAPORE — 1.4%

DBS Group Holdings	81,930	1,153,835

SOUTH AFRICA — 4.6%

Bidvest Group	122,409	993,173

Clicks Group	83,854	1,045,289

Mr Price Group	131,619	937,216

Sanlam	292,072	923,282

		3,898,960

SOUTH KOREA — 6.7%

Hanon Systems	190,907	1,425,445

Koh Young Technology	21,355	1,422,200

Samsung Electronics	47,717	1,954,742

Soulbrain	14,648	882,218

		5,684,605

TAIWAN — 12.8%

Advantech	141,672	1,341,951

Catcher Technology	204,146	1,555,603

Largan Precision	9,534	1,309,276

Parade Technologies	64,444	1,588,894

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD EMERGING MARKETS FUND APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued

	Shares	Value

TAIWAN — continued

Sinbon Electronics	186,567	$914,401

Taiwan Semiconductor Manufacturing	243,799	2,469,828

Tripod Technology	464,068	1,652,240

		10,832,193

THAILAND — 1.0%

Tisco Financial Group NVDR	394,556	895,651

UNITED STATES — 5.3%

Credicorp	7,367	1,097,830

Southern Copper	48,597	1,576,487

Yum China Holdings *	37,360	1,810,466

		4,484,783

Total Common Stock (Cost $75,055,905)		83,966,661

PREFERRED STOCK — 3.0%

BRAZIL — 3.0%

Banco Bradesco, 3.260% *	248,261	877,008

Petroleo Brasileiro *(B)	493,160	1,637,851

Total Preferred Stock (Cost $2,408,886)		2,514,859

Total Investments — 102.0% (Cost $77,464,791)		$86,481,520

Percentages are based upon Net Assets of $84,803,056.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2020 was $1,407,107 and represents 1.7% of Net Assets.

(B)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

GDR — Global Depositary Receipt

NVDR — Non-Voting Depositary Receipt

SAE — Societe Anonyme Egyptienne

The following is a summary of the inputs used as of April 30, 2020, when valuing the Fund’s investments:.

	Level 1	Level 2‡	Level 3	Total
Common
Stock

Brazil	$4,536,819	$–	$–	$4,536,819

Canada	2,368,726	–	–	2,368,726

Chile	4,199,664	–	–	4,199,664

China	2,723,804	6,185,831	–	8,909,635

Czech

Republic	–	322,499	–	322,499

Egypt	–	1,560,864	–	1,560,864

Hong Kong	–	20,437,314	–	20,437,314

India	436,275	8,178,810	–	8,615,085

Indonesia	–	3,959,904	–	3,959,904

Mexico	2,106,124	–	–	2,106,124

Singapore	–	1,153,835	–	1,153,835

South Africa	–	3,898,960	–	3,898,960

South Korea	–	5,684,605	–	5,684,605

Taiwan	–	10,832,193	–	10,832,193

Thailand	–	895,651	–	895,651

United

States	4,484,783	–	–	4,484,783

Total

Common

Stock	20,856,195	63,110,466	–	83,966,661

Preferred

Stock

Brazil	2,514,859	–	–	2,514,859

Total	$23,371,054	$63,110,466	$–	$86,481,520

‡ Represents securities trading primarily outside the United States, the values of which were adjusted as a result of market closures on which these securities trade.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
CORPORATE OBLIGATIONS —56.2%
	Face Amount	Value

COMMUNICATION SERVICES — 8.7%

CCO Holdings 5.125%, 05/01/23 (A)	$130,000	$131,665
5.000%, 02/01/28 (A)	960,000	985,620
4.750%, 03/01/30 (A)	100,000	101,720

CenturyLink 5.800%, 03/15/22	245,000	250,865

CSC Holdings 5.875%, 09/15/22	225,000	234,281

Entercom Media 6.500%, 05/01/27 (A)	640,000	472,000

Sinclair Television Group 5.625%, 08/01/24 (A)	150,000	136,833

Walt Disney 3.800%, 03/22/30	1,140,000	1,309,425

Zayo Group Holdings 4.000%, 03/01/27 (A)	965,000	935,886

		4,558,295

CONSUMER DISCRETIONARY — 9.9%

Asbury Automotive Group 4.500%, 03/01/28 (A)	41,000	34,428

Beazer Homes USA 7.250%, 10/15/29	77,000	60,060

Carnival 11.500%, 04/01/23 (A)	1,050,000	1,097,085

Darden Restaurants 4.550%, 02/15/48	615,000	563,864

Dollar General 3.500%, 04/03/30	540,000	593,014

ESH Hospitality 5.250%, 05/01/25 (A)	210,000	197,400

Ford Motor Credit 4.271%, 01/09/27	775,000	658,750

Hyatt Hotels 5.750%, 04/23/30	590,000	609,491

KB Home 7.500%, 09/15/22	160,000	171,200

Lennar 4.750%, 11/15/22	125,000	127,500

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

CONSUMER DISCRETIONARY — continued

Marriott Ownership Resorts 4.750%, 01/15/28 (A)	$185,000	$161,875

Mattel 3.150%, 03/15/23	110,000	101,337

MGM Resorts International 6.000%, 03/15/23	155,000	150,737

New Albertsons 7.750%, 06/15/26	410,000	407,950

Wynn Las Vegas 4.250%, 05/30/23 (A)	180,000	167,850

Yum! Brands 7.750%, 04/01/25 (A)	51,000	55,839

		5,158,380

CONSUMER STAPLES — 4.6%

Albertsons 6.625%, 06/15/24	345,000	356,644

B&G Foods 5.250%, 09/15/27	985,000	995,914

Keurig Dr Pepper 3.200%, 05/01/30	482,000	513,497

PepsiCo 2.750%, 03/19/30	111,000	121,451

Performance Food Group 5.500%, 06/01/24 (A)	290,000	282,750

Pilgrim’s Pride 5.750%, 03/15/25 (A)	170,000	171,722

		2,441,978

ENERGY — 2.9%

Crestwood Midstream Partners 6.250%, 04/01/23	150,000	109,500

Enviva Partners 6.500%, 01/15/26 (A)	155,000	162,362

EOG Resources 4.375%, 04/15/30	32,000	35,528

Equities 6.125%, 02/01/25	1,050,000	1,000,125

Summit Midstream Holdings 5.750%, 04/15/25	850,000	170,170
5.500%, 08/15/22	250,000	60,000

		1,537,685

FINANCIALS — 6.2%

Ameriprise Financial 3.000%, 04/02/25	545,000	574,673

Ares Capital 4.200%, 06/10/24	960,000	916,665
3.250%, 07/15/25	763,000	678,353

Bank of America MTN 4.271%, VAR ICE LIBOR USD 3 Month+1.310%, 07/23/29	480,000	545,711

Donnelley Financial Solutions 8.250%, 10/15/24	140,000	130,200

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2020 (Unaudited)

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued

HSBC Holdings 4.950%, 03/31/30	$300,000	$354,746

MGM Growth Properties Operating Partnership 5.625%, 05/01/24	55,000	55,837

Raymond James Financial 4.650%, 04/01/30	35,000	39,401

		3,295,586

HEALTH CARE — 5.7%

Amgen 3.150%, 02/21/40	648,000	674,557
2.450%, 02/21/30	760,000	783,254

Bausch Health 5.875%, 05/15/23 (A)	50,000	49,625

CHS 6.625%, 02/15/25 (A)	1,375,000	1,261,563

CVS Health 4.250%, 04/01/50	66,000	77,275

Kinetic Concepts 12.500%, 11/01/21 (A)	120,000	120,000

Teva Pharmaceutical Finance Netherlands III BV 2.200%, 07/21/21	57,000	55,504

		3,021,778

INDUSTRIALS — 1.8%

DAE Funding 4.500%, 08/01/22 (A)	210,000	186,900

Navistar International 6.625%, 11/01/25 (A)	65,000	55,750

Southwest Airlines 5.250%, 05/04/25	558,000	555,946

Zekelman Industries 9.875%, 06/15/23 (A)	94,000	94,117

		892,713

INFORMATION TECHNOLOGY — 11.7%

Citrix Systems 3.300%, 03/01/30	650,000	656,936

CommScope 6.000%, 03/01/26 (A)	940,000	942,350

Dell 7.100%, 04/15/28	490,000	541,450

Dell International 8.350%, 07/15/46 (A)	900,000	1,124,093

Oracle 2.950%, 04/01/30	1,125,000	1,228,379

Sotheby’s 7.375%, 10/15/27 (A)	975,000	820,833

VMware 4.650%, 05/15/27	757,000	802,423

		6,116,464

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

MATERIALS — 1.6%

Aruba Investments 8.750%, 02/15/23 (A)	$170,000	$165,750

Ashland 4.750%, 08/15/22	15,000	15,660

Crown Americas 4.500%, 01/15/23	195,000	199,914

Kraton Polymers 7.000%, 04/15/25 (A)	325,000	312,000

OI European Group BV 4.000%, 03/15/23 (A)	165,000	159,225

		852,549

REAL ESTATE — 1.5%

GEO Group 5.125%, 04/01/23	690,000	577,875

HAT Holdings I 5.250%, 07/15/24 (A)	175,000	173,670

iStar 4.750%, 10/01/24	65,000	54,275

		805,820

UTILITIES — 1.6%

Ameren 3.500%, 01/15/31	68,000	75,301

TerraForm Power Operating 4.750%, 01/15/30 (A)	780,000	799,500

		874,801

Total Corporate Obligations (Cost $30,854,838)		29,556,049

COMMON STOCK — 17.2%
	Shares

COMMUNICATION SERVICES — 3.5%
Activision Blizzard	10,258	653,742
Alphabet, Cl A *	396	533,293
AT&T	21,539	656,293

		1,843,328

CONSUMER DISCRETIONARY — 2.2%
Amazon.com*	286	707,564
TJX*	9,145	448,562

		1,156,126

CONSUMER STAPLES — 1.4%
Philip Morris International	10,040	748,984

ENERGY — 1.0%
Chevron	1,530	140,760
Enterprise Products Partners LP (B)	7,958	139,743
EOG Resources	5,142	244,296

		524,799

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2020 (Unaudited)

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 0.9%
Moelis, Cl A	15,820	$472,544

HEALTH CARE — 2.4%
Elanco Animal Health *	30,103	743,845
Gilead Sciences	6,272	526,848

		1,270,693

INDUSTRIALS — 0.7%
Fluor	31,451	367,977

INFORMATION TECHNOLOGY — 3.4%
Amkor Technology *	43,513	429,908
Apple	1,968	578,199
NVIDIA	2,621	766,066

		1,774,173

MATERIALS — 1.7%
Albemarle	3,007	184,720
Barrick Gold	27,447	705,937

		890,657

Total Common Stock (Cost $9,402,162)		9,049,281

CONVERTIBLE BONDS —11.0%
	Face Amount

CONSUMER DISCRETIONARY — 3.2%

Burlington Stores 2.250%, 04/15/25 (A)	$405,000	429,177

Liberty Media 2.750%, 12/01/49 (A)	755,000	703,628

Trip.com Group 1.000%, 07/01/20	550,000	542,353

		1,675,158

FINANCIALS — 5.3%

Apollo Commercial Real Estate Finance 5.375%, 10/15/23	1,100,000	748,840

Arbor Realty Trust 4.750%, 11/01/22 (A)	750,000	630,000

PennyMac 5.500%, 11/01/24 (A)	950,000	727,938

Western Asset Mortgage Capital 6.750%, 10/01/22	1,275,000	693,335

		2,800,113

HEALTH CARE — 1.0%

Allscripts Healthcare Solutions 1.250%, 07/01/20	540,000	535,574

INFORMATION TECHNOLOGY — 1.5%

Cree 1.750%, 05/01/26 (A)	300,000	341,815

CONVERTIBLE BONDS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — continued

Square 0.125%, 03/01/25 (A)	$460,000 $	424,062

		765,877

Total Convertible Bonds (Cost $7,004,998)		5,776,722

U.S. TREASURY OBLIGATIONS — 8.7%

U.S. Treasury Bond 3.000%, 02/15/49	715,000	1,013,093

U.S. Treasury Notes 2.625%, 02/15/29	1,000,000	1,174,336
2.375%, 05/15/29	540,000	624,417
1.500%, 10/31/21	715,000	729,049
1.500%, 10/31/24	1,000,000	1,051,836

		3,579,638

Total U.S. Treasury Obligations (Cost $4,187,852)		4,592,731

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS — 4.0%

FHLMC 3.500%, 08/01/49	1,117,542	1,179,908
3.000%, 03/01/50	861,715	910,444

		2,090,352

Total U.S. Government Agency Mortgage-Backed Obligations (Cost $2,036,826)		2,090,352

CONVERTIBLE PREFERRED STOCK — 1.1%
	Shares

INFORMATION TECHNOLOGY — 1.1%
Broadcom, 8.000% *	583	593,168

Total Convertible Preferred Stock (Cost $652,668)		593,168

SHORT-TERM INVESTMENT — 1.7%

SEI Daily Income Trust, Government Fund, Cl F, 0.200% (C) (Cost $901,598)	901,598	901,598

Total Investments — 99.9% (Cost $55,040,942)		$52,559,901

Percentages are based upon Net Assets of $52,608,113.

*	Non-income producing security.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2020 was $14,617,031 and represents 27.8% of Net Assets.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD HIGH INCOME FUND APRIL 30, 2020 (Unaudited)

(B)	Security is a Master Limited Partnership. At April 30, 2020, such securities amounted to $139,743, or 0.3% of the net assets of the Fund (See Note 2).

(C)	The rate reported is the 7-day effective yield as of April 30, 2020.

Cl – Class

FHLMC – Federal Home Loan Mortgage Corporation

ICE – Intercontinental Exchange

LIBOR – London Interbank Offered Rate

LLLP – Limited Liability Limited Partnership

LP – Limited Partnership

USD — U.S. Dollar

VAR—Variable Rate

The following is a summary of the inputs used as of April 30, 2020 when valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$29,556,049	$—	$29,556,049
Common Stock	9,049,281	—	—	9,049,281
Convertible Bonds	—	5,776,722	—	5,776,722
U.S. Treasury Obligations	—	4,592,731	—	4,592,731
U.S. Government Agency Mortgage- Backed Obligations	—	2,090,352	—	2,090,352
Convertible Preferred Stock	593,168	—	—	593,168
Short-Term Investment	901,598	—	—	901,598

Total Investments in Securities	$10,544,047	$42,015,854	$—	$52,559,901

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

Sector Weightings†
	Long	Short	Net
Convertible Bonds	86.1%	0.0%	86.1%
Short-Term Investments	13.6	0.0	13.6
Total Investments			99.7
Other Assets and Liabilities, Net			0.3
			100.0%

† Percentages are based on total investments. Purchased options are excluded.

SCHEDULE OF INVESTMENTS
CONVERTIBLE BONDS — 77.5%

	Face Amount		Value

AUSTRIA — 0.8%
ams
0.875%, 09/28/22	$	400,000	$332,967

BELGIUM — 0.7%
Bekaert
4.515%, 06/09/21 (A)	EUR	300,000	300,648

CHINA — 23.7%
Angang Steel
6.606%, 05/25/23 (A)	HKD	11,000,000	1,365,859
China Evergrande Group
4.250%, 02/14/23		5,000,000	570,783
China Mengniu Dairy
0.818%, 06/05/22 (A)	$	800,000	806,000
CRRC
2.805%, 02/05/21 (A)		1,000,000	965,000
Harvest International
3.029%, 11/21/22 (A)	HKD	6,000,000	775,016
iQIYI
2.000%, 04/01/25	$	400,000	338,448
Lenovo Group
3.375%, 01/24/24		1,000,000	991,250
Luye Pharma Group
1.500%, 07/09/24		1,000,000	905,144
Shanghai Port Group BVI Holding
1.151%, 08/09/21 (A)		600,000	589,032
Shui On Development Holding
7.500%, VAR USD Swap Semi 30/360 5 Yr Curr+8.809%, 12/04/68		750,000	745,222
Smart Insight International
4.500%, 12/05/23	HKD	4,000,000	567,767
Trip.com Group
1.000%, 07/01/20	$	1,500,000	1,479,144

			10,098,665

GERMANY — 1.1%
AURELIUS Equity Opportunities & KGaA
1.000%, 12/01/20	EUR	300,000	299,004
Consus Real Estate
4.000%, 11/29/22		200,000	179,698

			478,702

HONG KONG — 1.8%
Link 2019 CB
1.600%, 04/03/24	HKD	6,000,000	751,874

CONVERTIBLE BONDS — continued

	Face Amount		Value

ISRAEL — 3.3%
Teva Pharmaceutical Finance
0.250%, 02/01/26		$1,500,000	$1,421,060

JAPAN — 3.6%
Shiga Bank
4.010%, 06/23/20 (A)		800,000	795,295
Shizuoka Bank
0.491%, VAR ICE LIBOR USD 3 Month-0.500%, 01/25/23		800,000	738,070

			1,533,365

MALAYSIA — 3.5%
Cerah Capital
5.544%, 08/08/24 (A)		600,000	539,475
Cindai Capital
2.531%, 02/08/23 (A)		1,000,000	969,639

			1,509,114

PANAMA — 2.2%
Copa Holdings
4.500%, 04/15/25 (B)		909,000	920,775

SINGAPORE — 2.8%
Keppel
1.900%, 04/10/24	SGD	1,500,000	1,017,179
OUE
1.500%, 04/13/23		250,000	169,242

			1,186,421

SOUTH KOREA — 1.2%
LG Chemical
0.251%, 04/16/21 (A)	EUR	500,000	535,254

SPAIN — 0.2%
Ence Energia y Celulosa
1.250%, 03/05/23		100,000	89,476

TAIWAN — 1.5%
Sea
1.000%, 12/01/24 (B)		$500,000	643,888

UNITED STATES — 31.1%
2U
2.250%, 05/01/25 (B)		540,000	549,502
Allscripts Healthcare Solutions
1.250%, 07/01/20 (C)		800,000	793,444
American Eagle Outfitters
3.750%, 04/15/25 (B)		680,000	745,457
Arbor Realty Trust
4.750%, 11/01/22 (B)		1,000,000	840,000
Atlas Air Worldwide Holdings
2.250%, 06/01/22		985,000	895,734
Cardtronics
1.000%, 12/01/20		1,000,000	962,365
Colony Capital
3.875%, 01/15/21		1,000,000	936,306
CONMED
2.625%, 02/01/24		500,000	528,437
Cree
1.750%, 05/01/26 (B)		250,000	284,846
Encore Capital Group
3.000%, 07/01/20 (C)		800,000	771,342
2.875%, 03/15/21		800,000	733,547

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

CONVERTIBLE BONDS — continued
	Face Amount	Value

Evolent Health 2.000%, 12/01/21	$830,000	$717,431

FireEye 1.625%, 06/01/35	750,000	697,987

Fortive 0.875%, 02/15/22	750,000	720,358

Jazz Investments I 1.875%, 08/15/21	200,000	194,615

PRA Group 3.000%, 08/01/20 (C)	1,000,000	968,761

QIAGEN 0.500%, 09/13/23	1,000,000	1,098,090

Slack Technologies 0.500%, 04/15/25 (B)	240,000	265,878

Western Asset Mortgage Capital 6.750%, 10/01/22	1,000,000	543,792

		13,247,892

Total Convertible Bonds (Cost $33,225,586)		33,050,101

SHORT-TERM INVESTMENTS — 12.3%

	Shares

Dreyfus Treasury Obligations Cash Management, Participant Shares 0.010% (D)	2,103,172	2,103,173

SEI Daily Income Trust, Government Fund, Cl F, 0.200% (D)	3,135,234	3,135,234

Total Short-Term Investments (Cost $5,238,407)		5,238,407

Total Investments — 89.8% (Cost $38,463,993)		$38,288,508

PURCHASED OPTIONS — 0.5%(E)*

	Contracts	Value

Total Purchased Options (Cost $390,758)	207	$219,895

A list of the option contracts held by the Fund at April 30, 2020, is as follows:

PURCHASED OPTIONS — 0.5%
	Contracts	Notional	Strike Price	Expiration Date	Value

Call Option — 0.1%
June 20 Calls on XAU*	37	$395,621	$105.00	06/20/20	$46,990

Put Options — 0.4%
August 20 Puts on SPX*	10	$2,912,430	$2,650.00	08/22/20	$115,590
Invesco QQQ Trust Series 1*	50	1,061,050	190.00	06/20/20	15,850
July 20 Calls on VIX*	100	341,500	25.00	07/18/20	19,900
June 20 Puts on SPX*	4	1,292,312	2,000.00	06/20/20	2,500
June 20 Puts on SPX*	5	1,615,390	2,400.00	06/20/20	14,050
June 20 Puts on SPX*	1	323,078	2,600.00	06/20/20	5,015

Total Put Options					172,905

Total Purchased Options					$219,895

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

A list of the open futures contracts held by the Fund at April 30, 2020, is as follows:

Type of Contract	Number of Contracts Short	Expiration Date	Notional Amount	Value	Unrealized Appreciation

Euro	(12)	Jun-2020	$(1,671,593)	$(1,644,300)	$27,293

Japanese Yen	(3)	Jun-2020	(356,861)	(349,988)	6,873

			$(2,028,454)	$(1,994,288)	$34,166

A list of the outstanding forward foreign currency contracts held by the Fund at April 30, 2020 is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Depreciation

UBS	05/11/20	USD	819,281	HKD	6,350,000	$(316)

UBS	05/11/20	SGD	1,644,000	USD	1,145,884	(20,001)

UBS	05/11/20	HKD	37,750,000	USD	4,867,200	(1,449)

						$(21,766)

A list of the open OTC swap agreements as of April 30, 2020 is as follows:

Total Return Swaps
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	AEO Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK -AEO US-02553E106	Annually	04/27/2022	USD	345,774	$(60,844)	$–	$(60,844)
Deutsche Bank	Akam, 0.125% Effective Rate 2.13%	FIX NOMINAL	EUTSCHE BANK- AKAM 0 1/8 5/1/25 - 00971TAJ0	Annually	05/01/2025	USD	(189,006)	(2,652)	–	(2,652)
Deutsche Bank	Akamai Tech Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - AKAMAI TECH INC - 00971T101	Annually	01/15/2021	USD	745,968	20,550	–	20,550
Deutsche Bank	BBIO Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - BBIO -10806XAA0	Annually	03/15/2027	USD	52,003	37,785	–	37,785
Deutsche Bank	Bridge Bio Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - BRIDGEBIO -10806X102	Annually	03/05/2022	USD	207,513	(32,444)	–	(32,444)
Deutsche Bank	Conmed Corp Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - CONMED CORP- 207410101	Annually	04/13/2022	USD	221,282	(15,702)	–	(15,702)
Deutsche Bank	Cowen Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - COWEN 223622606	Annually	01/15/2022	USD	96,271	(15,232)	–	(15,232)
Deutsche Bank	Cowen, 3% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - COWEN INC 223622AE1	Annually	12/15/2022	USD	50,829	12,310	–	12,310
Deutsche Bank	CPA US Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK -CPA US- P31076105	Annually	04/30/2022	USD	551,442	(5,967)	–	(5,967)
Deutsche Bank	Cree Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK -CREE US-225447101	Annually	04/23/2022	USD	133,991	(34,546)	–	(34,546)
Deutsche Bank	CSG Systems International Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - CSG SYS INT INC - 126349109	Annually	01/15/2021	USD	224,895	(5,895)	–	(5,895)
Deutsche Bank	Ctrip.com International Ltd. Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - TCOM 1.99 07/01/25 -22943FAH3	Annually	07/01/2025	USD	24,603	18,001	–	18,001
Deutsche Bank	ENPH Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - ENPH -29355AAE7	Annually	03/01/2025	USD	220,854	88,062	–	88,062
Deutsche Bank	Enphase Energy Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - ENPHASE ENERGY -29355A107	Annually	03/05/2022	USD	342,664	(64,119)	–	(64,119)
Deutsche Bank	Exact Sciences Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - EXACT SCI CORP -30063P105	Annually	01/15/2022	USD	374,698	(63,984)	–	(63,984)
Deutsche Bank	Exact Sciences Corp., 1.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - EXAS -30063PAA3	Annually	01/15/2025	USD	(94,301)	70,192	–	70,192
Deutsche Bank	Fireeye Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - FIREEYE INC - 31816Q101	Annually	01/15/2021	USD	169,945	(19,888)	–	(19,888)
Deutsche Bank	Fireeye Inc. Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - FEYE 0 7/8 2024 - 31816QAF8	Annually	06/01/2024	USD	119,410	12,634	–	12,634
Deutsche Bank	HCI Group Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - HCI GROUP- 40416E103	Annually	04/13/2022	USD	121,648	(10,480)	–	(10,480)
Deutsche Bank	HCI, 4.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - HCI - 40416EAD5	Annually	03/01/2037	USD	27,285	10,746	–	10,746

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

Total Return Swaps (continued)
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	IAR Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - IAR -457985208	Annually	02/20/2022	USD	632,613	$(53,148)	$–	$(53,148)
Deutsche Bank	Insmed Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - INSMED INC - 457669307	Annually	01/15/2021	USD	73,126	(22,583)	–	(22,583)
Deutsche Bank	Insmed Inc., 1.75% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK INSM 1 3/4 01/15/25-457669AA7	Annually	01/15/2025	USD	53,814	31,942	–	31,942
Deutsche Bank	Integra Lifesciences Holding Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - IART 0 1/2 08/15/25-457669AA7	Annually	02/20/2022	USD	132,964	42,498	–	42,498
Deutsche Bank	IQIYI Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - IQUS - 46267X108	Annually	01/15/2022	USD	122,150	10,345	–	10,345
Deutsche Bank	J2 Global Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - J2 GLOBAL - 48123V102	Annually	02/25/2022	USD	195,809	(14,464)	–	(14,464)
Deutsche Bank	Jazz Pharmaceuticals Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - JAZZ INVESTMENTS G50871105	Annually	01/15/2022	USD	99,640	(1,974)	–	(1,974)
Deutsche Bank	Jazz, 1.5% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - JAZZ INVESTMENTS 472145AD3	Annually	08/15/2024	USD	90,645	18,227	–	18,227
Deutsche Bank	JCOM Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK - JCOM3 1/4 06/15/29 -48123VAC6	Annually	06/15/2029	USD	(55,491)	16,828	–	16,828
Deutsche Bank	Joyy Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - JOYY INC - 46591M109	Annually	01/15/2022	USD	573,705	(25,961)	–	(25,961)
Deutsche Bank	LITE Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK -LITE 0 1/2 12/15/26-55024UAC3	Annually	12/15/2026	USD	(24,870)	16,732	–	16,732
Deutsche Bank	Lumentum Holdings Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK-LUMENTUM HOLDINGS INC-55024U109	Annually	01/15/2021	USD	399,210	(20,365)	–	(20,365)
Deutsche Bank	Microchip Technology Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - MICROCHIP TECH 595017104	Annually	01/15/2022	USD	1,272,148	(150,374)	–	(150,374)
Deutsche Bank	Microchip Technology Inc., 1.625% Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK - MICROCHIP TECH 595017AF1	Annually	02/15/2027	USD	(251,381)	126,831	–	126,831
Deutsche Bank	Nuance Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK - NUANCE 1 1/2 11/01/35 - 67020	Annually	11/01/2035	USD	(63,064)	27,488	–	27,488
Deutsche Bank	Nuance Communications Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - NUANCE COMMUNICATIONS 67020Y1	Annually	02/15/2022	USD	320,548	(34,691)	–	(34,691)
Deutsche Bank	Okta Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - OKTAS - 679295105	Annually	01/15/2022	USD	918,445	(51,098)	–	(51,098)
Deutsche Bank	Okta Inc., 0.125% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - OKTAB - 679295AC9	Annually	09/01/2025	USD	(73,981)	38,803	–	38,803
Deutsche Bank	Sea Ltd. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SEA LIMITED 81141R100	Annually	01/15/2022	USD	1,420,783	(162,206)	–	(162,206)
Deutsche Bank	Sea Ltd., 1% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - SEALTD : 81141RAC4	Annually	12/01/2024	USD	(297,958)	139,006	–	139,006
Deutsche Bank	Silicon Laboratories Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SILICON LABS 826919102	Annually	01/15/2022	USD	255,017	(31,268)	–	(31,268)
Deutsche Bank	Silicon Labratories Inc. Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - SILICON LABS 826919AB8	Annually	03/01/2022	USD	(68,351)	32,534	–	32,534
Deutsche Bank	Slack Technologies Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SLACK TECHNOLOGIES -83088V102	Annually	04/09/2022	USD	426,863	19,625	–	19,625
Deutsche Bank	Snap Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SNAP INC -83304A106	Annually	01/15/2022	USD	435,182	(122,139)	–	(122,139)
Deutsche Bank	Snap Inc., 0.75% Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK - SNAP 0 3/4 08/01/26-83304AAA4	Annually	08/01/2026	USD	69,244	110,316	–	110,316
Deutsche Bank	Sony Corporation Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SONY CORP - 6821506	Annually	01/15/2021	USD	154,264,800	(40,106)	–	(40,106)
Deutsche Bank	Sony Corporation Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - SNE 0 09/30/22 - BYMXD16	Annually	09/30/2022	USD	(55,812,495)	15,045	–	15,045

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

Total Return Swaps (continued)
Counterparty	Reference Entity/Obligation	Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Deutsche Bank	Synaptics Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - SYNA -87157D109	Annually	01/15/2022	USD	320,284	$(35,509)	$–	$(35,509)
Deutsche Bank	Synaptics Inc., 0.5% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - SYNA -87157DAD1	Annually	06/15/2022	USD	(33,542)	37,741	–	37,741
Deutsche Bank	Systems International Inc. Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK- CSGS 4.25% 3/15/36 - 126349AF6	Annually	03/15/2036	USD	(31,304)	24,758	–	24,758
Deutsche Bank	Tesla Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - TESLA INC 88160R101	Annually	11/09/2021	USD	2,230,220	(159,664)	–	(159,664)
Deutsche Bank	Tesla Inc. Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - TSLA 2% 2024 - 88160RAG6	Annually	05/15/2024	USD	(1,438,604)	160,643	–	160,643
Deutsche Bank	TWOUS Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - TWOUS-90214J101	Annually	04/23/2022	USD	262,888	(41,994)	–	(41,994)
Deutsche Bank	Vishay Intertechnology Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - VSHS- 928298108	Annually	01/15/2022	USD	247,338	(36,431)	–	(36,431)
Deutsche Bank	Vishay Intertechnology Inc., 2.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - VSHB - 928298AP3	Annually	06/15/2025	USD	107,850	23,046	–	23,046
Deutsche Bank	Wday, 0.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - WDAY0.25 10/01/22 - 98138HAF8	Annually	10/01/2022	USD	(178,183)	44,332	–	44,332
Deutsche Bank	Weibo Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - WEIBO CORP 948596101	Annually	01/15/2022	USD	27,120	(2,107)	–	(2,107)
Deutsche Bank	Weibo, 1.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - WEIBO CORP 948596AC5	Annually	11/15/2022	USD	132,308	27,288	–	27,288
Deutsche Bank	Work Effective Rate -0.30%	TOTAL RETURN STOCK	EUTSCHE BANK- WORK- -04/15/2025- 83088VAA0	Annually	04/15/2025	USD	(53,355)	252	–	252
Deutsche Bank	Workday Inc. Effective Rate -0.30%	TOTAL RETURN STOCK	DEUTSCHE BANK - WORKDAY INC - 98138H101	Annually	01/15/2021	USD	536,759	(29,034)	–	(29,034)
Deutsche Bank	Wright Medical Group, 2.25% Effective Rate 2.13%	FIX NOMINAL	DEUTSCHE BANK - WMGI 21/4 11/15/21 -98236JAB4	Annually	11/15/2021	USD	(547,688)	61,118	–	61,118
Deutsche Bank	YY Inc., 1.375% Effective Rate 2.13%	TOTAL RETURN BOND	DEUTSCHE BANK - YY - 98426TAE6	Annually	06/15/2026	USD	175,744	41,873	–	41,873

								$(29,318)	$–	$(29,318)

Percentages are based upon Net Assets of $42,647,563.

*	Non-income producing security.
(A)	Zero coupon security. The rate reported is the effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in that program or other “accredited investors”. The total value of these securities at April 30, 2020 was $4,250,346 and represents 10% of Net Assets.

(C)	All or portion of the shares have been committed as collateral for open short positions.
(D)	The rate reported is the 7-day effective yield as of April 30, 2020.
(E)	Refer to table below for details on Options Contracts.

Cl — Class

EUR — Euro

HKD — Hong Kong Dollar

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

OTC — Over the Counter

SGD — Singapore Dollar

SPX — S&P 500 Index

USD — U. S. Dollar

VAR — Variable Rate

XAU — Philadelphia Gold and Silver

The following is a summary of the inputs used as of April 30, 2020 when valuing the Fund’s investments and other financial instruments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Convertible Bonds	$—	$33,050,101	$—	$33,050,101
Short-Term Investments	5,238,407	—	—	5,238,407

Total Investments in Securities	$5,238,407	$33,050,101	$—	$38,288,508

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Purchased Options	$219,895	$—	$—	$219,895
Futures Contracts* Unrealized Appreciation	34,166	—	—	34,166
Forwards Contracts* Unrealized Depreciation	—	(21,766)	—	(21,766)
OTC Swaps
Total Return Swaps* Unrealized Appreciation	—	1,337,551	—	1,337,551
Unrealized Depreciation	—	(1,366,869)	—	(1,366,869)

Total Other Financial Instruments	$254,061	$(51,084)	$—	$202,977

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD ALTERNATIVE INCOME FUND APRIL 30, 2020 (Unaudited)

* Future contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instruments.

For the period ended April 30, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2020 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood LargeCap Value Fund		Westwood Total Return Fund		Westwood SMidCap Fund	Westwood SmallCap Fund
Assets:
Investments, at Value (Cost $141,553,011, $65,792,394, $145,045,334 and $406,444,256, respectively)	$171,714,848		$67,682,319		$151,591,917	$386,427,198
Cash	–		233		–	–
Receivable for Investment Securities Sold	856,759		–		7,781,012	1,005,352
Dividends and Interest Receivable	185,879		154,977		77,200	99,427
Receivable for Capital Shares Sold	39,453		103,921		40,307	549,584
Reclaim Receivable	–		–		2,740	–
Prepaid Expenses	32,278		78,728		83,788	69,714

Total Assets	172,829,217		68,020,178		159,576,964	388,151,275

Liabilities:
Payable for Investment Securities Purchased	–		1,016,932		8,647,213	8,922,953
Payable for Capital Shares Redeemed	194,343		–		31,259	551,473
Payable due to Investment Adviser	62,208		67,991		69,445	181,973
Payable due to Administrator	7,524		2,663		6,249	15,051
Payable due to Trustees	3,898		669		3,145	7,140
Chief Compliance Officer Fees Payable	1,420		–		1,086	2,804
Payable for Distribution Fees — A Class Shares	476		–		–	84
Payable for Shareholder Servicing Fees	–		–		–	57,607
Other Accrued Expenses	28,966		14,605		25,222	28,946

Total Liabilities	298,835		1,102,860		8,783,619	9,768,031

Net Assets	$172,530,382		$66,917,318		$150,793,345	$378,383,244

NET ASSETS CONSIST OF:

Paid-in Capital	$131,491,650		$64,511,228		$147,077,823	$422,782,569

Total Distributable Earnings / (Loss)	41,038,732		2,406,090		3,715,522	(44,399,325)

Net Assets	$172,530,382		$66,917,318		$150,793,345	$378,383,244

Institutional Shares

Net Assets	$170,638,993		$66,917,030		$150,793,345	$377,639,124

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	15,251,097		11,911,247		14,272,897	28,602,031

Net Asset Value, Offering and Redemption Price Per Share	$11.19		$5.62		$10.57	$13.20

A Class Shares

Net Assets	$1,891,240		$142		N/A	$584,390

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	168,351		25		N/A	44,291

Net Asset Value, Offering and Redemption Price Per Share	$11.23		$5.62	*	N/A	$13.19

C Class Shares

Net Assets	$149		$146		N/A	$159,506

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	13		26		N/A	12,132

Net Asset Value, Offering and Redemption Price Per Share	$11.19	*	$5.62		N/A	$13.15

Y Class Shares

Net Assets	N/A		N/A		N/A	$224

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A		N/A		N/A	17

Net Asset Value, Offering and Redemption Price Per Share	N/A		N/A		N/A	$13.17 *

Maximum Offering Price Per Share (A Class Shares)	$11.58		$5.79		N/A	$13.60

	($11.23/97.00%)		($5.62/97.00%)		N/A	($13.19/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2020 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood High Income Fund	Westwood Alternative Income Fund
Assets:
Investments, at Value (Cost $656,302,788, $77,464,791, $55,040,942 and $38,463,993, respectively)	$689,533,262	$86,481,520	$52,559,901	$38,288,508
Foreign Currency, at Value (Cost $0, $1,126,405, $0 and $0, respectively)	–	1,127,040	–	–
Purchased Options, at Value (Cost $0, $0, $0 and $390,758, respectively)	–	–	–	219,895
Swap Contracts, at Value (Cost $0, $0, $0 and $0, respectively)	–	–	–	1,337,551
Cash	–	–	–	100,166
Receivable for Investment Securities Sold	5,705,794	12,728,779	–	2,817,203
Dividends and Interest Receivable	2,239,324	343,458	463,617	171,829
Receivable for Capital Shares Sold	594,301	333,871	125,930	27,855
Reclaim Receivable	7,011	42,026	–	946
Receivable Due from Prime Broker	–	–	–	36,237
Receivable from Investment Adviser	–	–	15,933	13,640
Cash Collateral on Futures Contracts	–	–	–	607,435
Restricted Cash Held for Securities Held Short	–	–	–	1,160,000
Prepaid Expenses	51,823	26,585	68,482	92,667

Total Assets	698,131,515	101,083,279	53,233,863	44,873,932

Liabilities:
Swap Contracts, at Value (Premiums Received $0, $0, $0 and $0, respectively)	–	–	–	1,366,869
Payable for Investment Securities Purchased	14,934,909	–	556,789	566,144
Interest Payable	–	–	–	230,017
Payable for Capital Shares Redeemed	793,722	5,144,999	–	4,927
Payable due to Investment Adviser	409,354	61,137	–	–
Payable due to Administrator	30,047	13,152	2,410	6,234
Payable due to Trustees	16,535	3,223	1,142	793
Payable for Distribution Fees — A Class Shares	11,060	1,147	354	–
Payable for Distribution Fees — C Class Shares	479	–	–	–
Chief Compliance Officer Fees Payable	7,234	1,129	125	–
Payable to Custodian	35	10,976,494	–	–
Payable for Shareholder Servicing Fees	–	–	35,464	119
Variation Margin Payable	–	–	–	10,163
Accrued Foreign Capital Gains Tax on Appreciation
Securities	–	3,661	–	–
Unrealized Depreciation on Forward Foreign Currency Contracts	–	–	–	21,766
Other Accrued Expenses	106,879	75,281	29,466	19,337

Total Liabilities	16,310,254	16,280,223	625,750	2,226,369

Net Assets	$681,821,261	$84,803,056	$52,608,113	$42,647,563

NET ASSETS CONSIST OF:
Paid-in Capital	$575,824,633	$124,464,771	$71,841,692	$43,301,827
Total Distributable Earnings / ( Loss)	105,996,628	(39,661,715)	(19,233,579)	(654,264)

Net Assets	$681,821,261	$84,803,056	$52,608,113	$42,647,563

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS APRIL 30, 2020 (Unaudited)

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood High Income Fund		Westwood Alternative Income Fund
Institutional Shares
Net Assets	$631,316,057	$84,789,206	$52,563,608		$7,068,760
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	52,495,012	10,792,947	6,013,457		710,781

Net Asset Value, Offering and Redemption Price Per Share	$12.03	$7.86	$8.74		$9.95

A Class Shares
Net Assets	$47,694,788	$13,850	$44,361		$133
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	3,969,805	1,763	5,049		13

Net Asset Value, Offering and Redemption Price Per Share	$12.01	$7.86	$8.79		$9.95	*

Ultra Shares
Net Assets	N/A	N/A	N/A		$35,578,533
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	N/A	N/A	N/A		3,577,100

Net Asset Value, Offering and Redemption Price Per Share	N/A	N/A	N/A		$9.95

C Class Shares
Net Assets	$2,810,416	N/A	$144		$137
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	234,467	N/A	16		14

Net Asset Value, Offering and Redemption Price Per Share	$11.99	N/A	$8.74	*	$9.95	*

Maximum Offering Price Per Share (A Class Shares)	$12.38	$8.10	$9.06		$10.26

	($12.01/97.00%)	($7.86/97.00%)	($8.79/97.00%)		($9.95/97.00%)

Amounts designated as “—” are either $0 or have been rounded to $0.

N/A — Not Applicable.

* Net Assets divided by Shares do not calculate to the stated NAV because Net Assets are shown rounded.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2020 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood LargeCap Value Fund	Westwood Total Return Fund(1)	Westwood SMidCap Fund	Westwood SmallCap Fund
Investment Income
Dividends	$2,440,715	$214,991	$1,549,448	$3,662,006
Interest	–	143,325	–	–
Less: Foreign Taxes Withheld	–	(185)	–	–

Total Investment Income	2,440,715	358,131	1,549,448	3,662,006

Expenses
Investment Advisory Fees	640,359	124,964	653,724	1,664,646
Administration Fees	54,001	9,271	44,133	99,318
Distribution Fees - A Class Shares	10,630	–	–	327
Distribution Fees - C Class Shares	–	–	–	611
Trustees’ Fees	7,427	1,106	5,947	13,259
Chief Compliance Officer Fees	1,794	457	1,504	3,090
Transfer Agent Fees	29,125	11,531	17,334	56,271
Professional Fees	18,426	34,969	16,478	24,603
Registration and Filing Fees	16,726	9,901	8,776	35,589
Printing Fees	13,683	4,489	11,150	29,129
Custodian Fees	7,826	660	5,251	12,530
Pricing Fees	1,241	1,763	1,406	2,005
Shareholder Servicing Fees	–	–	87,994	293,475
Other Expenses	6,676	803	5,598	11,431

Total Expenses	807,914	199,914	859,295	2,246,284

Less:
Waiver of Investment Advisory Fees	(103,577)	(65,831)	(93,339)	(295,577)
Fees Paid Indirectly	(1,528)	(110)	(151)	(13,238)

Net Expenses	702,809	133,973	765,805	1,937,469

Net Investment Income	1,737,906	224,158	783,643	1,724,537

Net Realized Gain (Loss) on Investments	10,863,762	438,731	(2,160,243)	(16,359,581)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(34,597,649)	1,022,417	(28,516,977)	(72,142,589)

Net Realized and Unrealized Gain (Loss) on Investments	(23,733,887)	1,461,148	(30,677,220)	(88,502,170)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(21,995,981)	$1,685,306	$(29,893,577)	$(86,777,633)

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS FOR THE PERIOD ENDED APRIL 30, 2020 (Unaudited)

STATEMENTS OF OPERATIONS

	Westwood Income Opportunity Fund	Westwood Emerging Markets Fund	Westwood High Income Fund(1)	Westwood Alternative Income Fund(2)
Investment Income
Dividends	$6,577,091	$2,058,190	$157,151	$–
Interest	5,393,644	–	1,085,382	608,671
Less: Foreign Taxes Withheld	(10,516)	(184,859)	(559)	–

Total Investment Income	11,960,219	1,873,331	1,241,974	608,671

Expenses
Investment Advisory Fees	3,101,754	815,469	18,468	50,833
Administration Fees	209,308	78,810	15,566	20,525
Distribution Fees - A Class Shares	68,596	462	56	–
Distribution Fees - C Class Shares	7,830	–	–	–
Trustees’ Fees	29,509	5,947	2,072	1,343
Chief Compliance Officer Fees	6,342	1,444	639	474
Transfer Agent Fees	98,456	26,184	20,597	20,855
Printing Fees	54,610	10,326	7,124	5,692
Custodian Fees	49,319	112,098	2,990	7,667
Registration and Filing Fees	44,251	15,867	16,089	17,768
Professional Fees	43,165	18,976	38,993	38,271
Pricing Fees	4,778	3,006	15,813	5,491
Shareholder Servicing Fees	–	–	39,596	3,772
Other Expenses	29,734	5,908	1,859	1,546

Total Expenses	3,747,652	1,094,497	179,862	174,237

Less:
Waiver of Investment Advisory Fees	–	(65,345)	(18,468)	(50,833)
Reimbursement of other operating expenses	–	–	(72,367)	(67,437)
Fees Paid Indirectly	(13,882)	(221)	(319)	(32)

Net Expenses	3,733,770	1,028,931	88,708	55,935

Net Investment Income	8,226,449	844,400	1,153,266	552,736

Net Realized Gain (Loss) on Investments	62,747,241	(6,759,496)	(1,064,745)	91,661
Net Realized Gain on Securities Sold Short	–	–	–	7,783
Net Realized Gain on Futures	–	–	–	44,516
Net Realized Gain on Purchased and Written Options	–	–	–	538,087
Net Realized Loss on Swap Contracts	–	–	–	(589,134)
Net Realized Gain on Forward Foreign Currency Contracts	–	–	–	18,318
Net Realized Loss on Foreign Currency Transactions	–	(136,626)	–	(128,600)
Net Change in Unrealized Depreciation on Investments	(96,624,213)	(30,542,241)	(2,715,021)	(362,349)
Net Change in Unrealized Depreciation on Securities Sold Short	–	–	–	(15,538)
Net Change in Unrealized Appreciation on Futures	–	–	–	55,213
Net Change in Unrealized Depreciation on Purchased and Written Options	–	–	–	(16,979)
Net Change in Unrealized Depreciation on Swap Contracts	–	–	–	(15,045)
Net Change in Unrealized Depreciation on Foreign Currency Translation and
Other Assets and Liabilities Denominated in Foreign Currencies	–	(9,426)	–	(521)
Net Change in Unrealized Depreciation on Forward Foreign Currency Contracts	–	–	–	(19,987)
Foreign Capital Gains Tax on Appreciatied Securities	–	(3,661)	–	–

Net Realized and Unrealized Loss on Investments	(33,876,972)	(37,451,450)	(3,779,766)	(392,575)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(25,650,523)	$(36,607,050)	$(2,626,500)	$160,161

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Total Return Fund(1)
	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net Investment Income	$1,737,906	$4,063,210	$224,158	$96,541
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts and Foreign Currency Transactions	10,863,762	7,695,350	438,731	1,127,954
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures, Purchased Options, Written Options, Swap Contracts, Securities Sold Short, Forward Foreign Currency Contracts, Foreign Currency Translation and Foreign Capital Gains Tax on Appreciated Securities	(34,597,649)	16,190,598	1,022,417	(409,552)

Net Increase (Decrease) in Net Assets Resulting from Operations	(21,995,981)	27,949,158	1,685,306	814,943

Distributions:
Institutional Shares	(10,378,309)	(21,861,830)	(1,093,415)	(2,638,055)
A Class Shares	(599,189)	(1,368,637)	–	–
C Class Shares	–	–	–	–

Total Distributions	(10,977,498)	(23,230,467)	(1,093,415)	(2,638,055)

Capital Share Transactions:
Institutional Shares:
Issued	9,918,574	21,060,826	65,311,042	1,102,169
Reinvestment of Dividends	8,745,704	18,614,193	1,081,731	2,629,356
Redeemed	(40,495,426)	(32,606,915)	(4,789,324)	(4,989,977)

Increase/Decrease from Institutional Shares Capital Share Transactions	(21,831,148)	7,068,104	61,603,449	(1,258,452)

A Class Shares:
Issued	751,812	2,688,401	131	N/A
Reinvestment of Dividends	599,189	1,368,637	–	N/A
Redeemed	(11,853,983)	(4,363,814)	–	N/A

Increase/Decrease from A Class Shares Capital Share Transactions	(10,502,982)	(306,776)	131	N/A

C Class Shares:
Issued	135	N/A	135	N/A
Reinvestment of Dividends	–	N/A	–	N/A
Redeemed	–	N/A	–	N/A

Increase from C Class Shares Capital Share Transactions	135	N/A	135	N/A

Y Class Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Increase from Y Class Shares Capital Share Transactions	N/A	N/A	N/A	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	(32,333,995)	6,761,328	61,603,715	(1,258,452)

Total Increase (Decrease) in Net Assets	(65,307,474)	11,480,019	62,195,606	(3,081,564)

Net Assets:
Beginning of Period	237,837,856	226,357,837	4,721,712	7,803,276

End of Period	$172,530,382	$237,837,856	$66,917,318	$4,721,712

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood Income Opportunity Fund		Westwood Emerging Markets Fund
Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

$783,643	$1,666,207	$1,724,537	$2,436,545	$8,226,449	$35,682,606	$844,400	$4,076,710

(2,160,243)	19,111,791	(16,359,581)	(1,143,428)	62,747,241	259,920,039	(6,896,122)	453,633

(28,516,977)	(6,454,725)	(72,142,589)	30,347,237	(96,624,213)	(125,619,873)	(30,555,328)	32,407,321

(29,893,577)	14,323,273	(86,777,633)	31,640,354	(25,650,523)	169,982,772	(36,607,050)	36,937,664

(21,158,398)	(35,389,903)	(4,375,529)	(20,230,019)	(193,317,599)	(126,809,468)	(3,167,537)	(4,430,194)
–	–	(2,037)	–	(13,554,627)	(4,381,998)	(6,646)	(6,217)
–	–	(952)	–	(132,155)	(524)	–	–

(21,158,398)	(35,389,903)	(4,378,518)	(20,230,019)	(207,004,381)	(131,191,990)	(3,174,183)	(4,436,411)

17,171,643	25,441,364	121,635,224	138,170,288	91,839,756	172,589,061	16,468,984	60,039,310
21,074,422	35,272,604	3,818,988	18,707,572	176,484,757	118,167,675	1,536,429	2,774,430
(23,741,544)	(167,446,927)	(75,737,786)	(91,051,597)	(476,412,027)	(1,679,296,067)	(115,449,332)	(142,889,627)

14,504,521	(106,732,959)	49,716,426	65,826,263	(208,087,514)	(1,388,539,331)	(97,443,919)	(80,075,887)

N/A	N/A	569,380	95,693	9,198,246	15,932,591	4,978	–
N/A	N/A	1,646	–	12,735,928	4,127,347	6,646	6,217
N/A	N/A	(4,814)	–	(23,345,367)	(32,560,849)	(360,722)	(17,229)

N/A	N/A	566,212	95,693	(1,411,193)	(12,500,911)	(349,098)	(11,012)

N/A	N/A	185,166	51,254	2,782,741	271,130	N/A	N/A
N/A	N/A	952	–	132,123	524	N/A	N/A
N/A	N/A	(26,480)	–	(166,896)	–	N/A	N/A

N/A	N/A	159,638	51,254	2,747,968	271,654	N/A	N/A

N/A	N/A	206	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A

N/A	N/A	206	N/A	N/A	N/A	N/A	N/A

14,504,521	(106,732,959)	50,442,482	65,973,210	(206,750,739)	(1,400,768,588)	(97,793,017)	(80,086,899)

(36,547,454)	(127,799,589)	(40,713,669)	77,383,545	(439,405,643)	(1,361,977,806)	(137,574,250)	(47,585,646)

187,340,799	315,140,388	419,096,913	341,713,368	1,121,226,904	2,483,204,710	222,377,306	269,962,952

$150,793,345	$187,340,799	$378,383,244	$419,096,913	$681,821,261	$1,121,226,904	$84,803,056	$222,377,306

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood LargeCap Value Fund		Westwood Total Return Fund(1)

	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Shares Issued and Redeemed:
Institutional Shares:
Issued	849,816	1,719,487	11,864,913	196,437
Reinvestment of Dividends	666,706	1,700,313	191,848	464,952
Redeemed	(3,338,461)	(2,650,771)	(856,222)	(696,558)

Total Institutional Shares Transactions	(1,821,939)	769,029	11,200,539	(35,169)

A Class Shares:
Issued	56,446	217,826	25	N/A
Reinvestment of Dividends	45,539	124,601	–	N/A
Redeemed	(931,961)	(348,987)	–	N/A

Total A Class Shares Transactions	(829,976)	(6,560)	25	N/A

C Class Shares:
Issued	13	N/A	26	N/A
Reinvestment of Dividends	–	N/A	–	N/A
Redeemed	–	N/A	–	N/A

Total C Class Shares Transactions	13	N/A	26	N/A

Y Class Shares:
Issued	N/A	N/A	N/A	N/A
Reinvestment of Dividends	N/A	N/A	N/A	N/A
Redeemed	N/A	N/A	N/A	N/A

Total Y Class Shares Transactions	N/A	N/A	N/A	N/A

Net Increase (Decrease) in Shares Outstanding	(2,651,902)	762,469	11,200,590	(35,169)

N/A – Not applicable

Amounts designated as “—” are $0 or rounded to $0.

(1) Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Westwood SMidCap Fund		Westwood SmallCap Fund		Westwood Income Opportunity Fund		Westwood Emerging Markets Fund
Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

1,542,963	1,835,832	8,792,917	8,720,309	7,206,877	11,449,814	1,941,025	6,568,768
1,601,052	3,035,960	220,174	1,363,526	14,184,081	8,260,196	154,574	323,737
(2,056,747)	(12,012,245)	(5,094,549)	(5,787,020)	(35,382,187)	(110,502,322)	(14,147,671)	(15,556,098)

1,087,268	(7,140,453)	3,918,542	4,296,815	(13,991,229)	(90,792,312)	(12,052,072)	(8,663,593)

N/A	N/A	38,976	5,649	737,734	1,047,244	639	–
N/A	N/A	95	–	1,018,308	287,486	669	725
N/A	N/A	(429)	–	(1,845,014)	(2,145,041)	(47,047)	(1,981)

N/A	N/A	38,642	5,649	(88,972)	(810,311)	(45,739)	(1,256)

N/A	N/A	11,004	3,032	220,368	17,134	N/A	N/A
N/A	N/A	55	–	10,737	33	N/A	N/A
N/A	N/A	(1,959)	–	(13,805)	–	N/A	N/A

N/A	N/A	9,100	3,032	217,300	17,167	N/A	N/A

N/A	N/A	17	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A
N/A	N/A	–	N/A	N/A	N/A	N/A	N/A

N/A	N/A	17	N/A	N/A	N/A	N/A	N/A

1,087,268	(7,140,453)	3,966,301	4,305,496	(13,862,901)	(91,585,456)	(12,097,811)	(8,664,849)

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Operations:
Net Investment Income	$1,153,266	$2,718,792	$552,736	$811,006
Net Realized Gain (Loss) on Investments, Futures, Purchased Options, Written
Options, Securities Sold Short, Forward Foreign Currency Contracts and
Foreign Currency Transactions	(1,064,745)	(451,994)	(17,369)	1,258,553
Net Change in Unrealized Appreciation (Depreciation) on Investments, Futures,
Purchased Options, Written Options, Securities Sold Short, Forward Foreign
Currency Contracts and Foreign Currency Translation	(2,715,021)	1,391,501	(375,206)	101,988

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,626,500)	3,658,299	160,161	2,171,547

Distributions:
Institutional Shares	(1,159,707)	(2,726,379)	(270,330)	(131,102)
A Class Shares	(821)	(1,573)	–	N/A
Ultra Shares	N/A	N/A	(1,209,941)	(590,332)

Total Distributions	(1,160,528)	(2,727,952)	(1,480,271)	(721,434)

Capital Share Transactions:
Institutional Shares:
Issued	10,087,172	51,776,066	2,303,519	1,993,385
Reinvestment of Dividends	1,115,211	1,526,404	270,330	130,850
Redeemed	(20,022,474)	(53,990,135)	(2,370,614)	(1,465,511)

Increase/Decrease from Institutional Shares Capital Share Transactions	(8,820,091)	(687,665)	203,235	658,724

A Class Shares:
Issued	–	24,500	131	N/A
Reinvestment of Dividends	821	1,573	–	N/A
Redeemed	–	(11,400)	–	N/A

Increase from A Class Shares Capital Share Transactions	821	14,673	131	N/A

Ultra Shares:
Issued	N/A	N/A	22,504,386	7,066,057
Reinvestment of Dividends	N/A	N/A	1,209,940	590,332
Redeemed	N/A	N/A	(18,624,277)	(4,595,582)

Increase from Ultra Shares Capital Share Transactions	N/A	N/A	5,090,049	3,060,807

C Class Shares:
Issued	135	N/A	135	N/A

Increase from C Class Shares Capital Share Transactions	135	N/A	135	N/A

Net Increase/Decrease in Net Assets from Capital Share Transactions	(8,819,135)	(672,992)	5,293,550	3,719,531

Total Increase (Decrease) in Net Assets	(12,606,163)	257,355	3,973,440	5,169,644

Net Assets:
Beginning of Period	65,214,276	64,956,921	38,674,123	33,504,479

End of Period	$52,608,113	$65,214,276	$42,647,563	$38,674,123

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Westwood High Income Fund(1)		Westwood Alternative Income Fund(2)
	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019	Period Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019
Shares Issued and Redeemed:
Institutional Shares:
Issued	1,136,737	5,621,394	229,678	197,608
Reinvestment of Dividends	124,048	166,407	26,952	13,046
Redeemed	(2,291,995)	(5,862,208)	(240,509)	(146,713)

Total Institutional Shares Transactions	(1,031,210)	(74,407)	16,121	63,941

A Class Shares:
Issued	–	2,643	13	N/A
Reinvestment of Dividends	91	170	–	N/A
Redeemed	–	(1,232)	–	N/A

Total A Class Shares Transactions	91	1,581	13	N/A

Ultra Shares:
Issued	N/A	N/A	2,245,562	698,621
Reinvestment of Dividends	N/A	N/A	120,693	58,824
Redeemed	N/A	N/A	(1,867,050)	(460,972)

Total Ultra Shares Transactions	N/A	N/A	499,205	296,473

C Class Shares:
Issued	16	N/A	14	N/A

Total C Class Shares Transactions	16	N/A	14	N/A

Net Increase (Decrease) in Shares Outstanding	(1,031,103)	(72,826)	515,353	360,414

Amounts designated as “—” are either $0 or have been rounded to $0.

(1) Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.

(2) Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period(7)

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN††	NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood LargeCap Value Fund
Institutional Shares
2020(1)	$13.16	$0.10	$(1.46)	$(1.36)	$(0.21)	$(0.40)	$—	$(0.61)	$11.19	(10.96)%	$170,639	0.65	%*	0.75	%*	1.64	%*	26	%**
2019	13.07	0.22	1.21	1.43	(0.19)	(1.15)	—	(1.34)	13.16	13.23	224,664	0.65		0.73		1.80		36
2018	13.10	0.20	0.62	0.82	(0.15)	(0.70)	—	(0.85)	13.07	6.30 †	213,175	0.65		0.72		1.50		49
2017	11.06	0.17	2.21	2.38	(0.13)	(0.21)	—	(0.34)	13.10	22.00 †	205,645	0.75		0.83		1.40		44
2016	11.95	0.14	0.05	0.19	(0.12)	(0.96)	—	(1.08)	11.06	2.00 †	185,171	0.79		0.86		1.29		39
2015	13.07	0.14	0.37	0.51	(0.14)	(1.49)	—	(1.63)	11.95	4.00	134,658	0.90		0.90		1.15		32
A Class Shares
2020(1)	$13.20	$0.09	$(1.48)	$(1.39)	$(0.18)	$(0.40)	$—	$(0.58)	$11.23	(11.15)%	$1,891	0.90	%*	0.98	%*	1.43	%*	26	%**
2019	13.12	0.19	1.21	1.40	(0.17)	(1.15)	—	(1.32)	13.20	12.92	13,174	0.90		0.98		1.54		36
2018	13.15	0.17	0.62	0.79	(0.12)	(0.70)	—	(0.82)	13.12	6.02 †	13,183	0.90		0.97		1.25		49
2017	11.09	0.14	2.23	2.37	(0.10)	(0.21)	—	(0.31)	13.15	21.83 †	1,984	1.00		1.08		1.14		44
2016	11.98	0.12	0.04	0.16	(0.09)	(0.96)	—	(1.05)	11.09	1.74 †	1,762	1.05		1.11		1.07		39
2015	13.04	0.15	0.33	0.48	(0.05)	(1.49)	—	(1.54)	11.98	3.73	1,788	1.14		1.14		1.22		32
C Class Shares (commenced operations on March 31, 2020)
2020(2)	$10.17	$0.02	$1.00	$1.02	$—	$—	$—	$—	$11.19	10.03%	$—	0.00	%(8)*	0.00	%(8)*	1.90	%*	26	%**
Westwood Total Return Fund ‡
Institutional Shares
2020(1)	$6.64	$0.04	$0.11	$0.15	$(0.03)	$(1.14)	$—	$(1.17)	$5.62	2.24%	$66,917	0.75	%*	1.12	%*	1.26	%*	46	%**
2019	10.46	0.12	0.53	0.65	(0.36)	(4.11)	—	(4.47)	6.64	16.55	4,722	0.75		2.13		1.76		66
2018	11.94	0.14	0.15	0.29	(0.12)	(1.65)	—	(1.77)	10.46	2.35 †	7,803	0.75		1.05		1.30		26
2017	10.73	0.16	1.35	1.51	(0.14)	(0.16)	—	(0.30)	11.94	14.24	44,778	0.78		0.99		1.40		122
2016	11.58	0.18	(0.02)	0.16	(0.17)	(0.84)	—	(1.01)	10.73	1.82	57,401	0.94		0.94		1.72		39
2015	12.57	0.13	0.33	0.46	(0.11)	(1.34)	—	(1.45)	11.58	3.62	74,331	0.91		0.91		1.06		67
A Class Shares (commenced operations on March 31, 2020)
2020(2)	$5.20	$—	$0.42	$0.42	$—	$—	$—	$—	$5.62	8.08%	$—	0.09	%(9)*	0.09	%(9)*	0.49	%*	46	%**
C Class Shares (commenced operations on March 31, 2020)
2020(2)	$5.20	$—	$0.42	$0.42	$—	$—	$—	$—	$5.62	8.08%	$—	0.00	%(10)*	0.00	%(10)*	(0.05	)%*	46	%**
Westwood SMidCap Fund
Institutional Shares
2020(1)	$14.21	$0.06	$(2.10)	$(2.04)	$(0.11)	$(1.49)	$—	$(1.60)	$10.57	(16.46)%	$150,793	0.88	%*	0.99	%*	0.90	%*	37	%**
2019	15.50	0.10	0.84	0.94	(0.11)	(2.12)	—	(2.23)	14.21	9.46	187,341	0.88		1.02		0.75		56
2018	17.44	0.08	(0.11)	(0.03)	(0.04)	(1.87)	—	(1.91)	15.50	(0.33)†	315,140	0.88		1.03		0.50		58
2017	14.74	0.07	2.84	2.91	(0.07)	(0.14)	—	(0.21)	17.44	19.83	346,913	0.97		0.97		0.40		55
2016	16.02	0.06	(0.27)	(0.21)	(0.02)	(1.05)	—	(1.07)	14.74	(1.08)	393,434	0.98		0.98		0.41		82
2015	17.91	0.02	0.02	0.04	(0.02)	(1.91)	—	(1.93)	16.02	0.14	490,554	0.96		0.96		0.09		56
Westwood SmallCap Fund
Institutional Shares
2020(1)	$16.97	$0.07	$(3.66)	$(3.59)	$(0.12)	$(0.06)	$—	$(0.18)	$13.20	(21.40)%	$377,639	0.99	%*	1.14	%*	0.88	%*	38	%**
2019	16.76	0.11	1.10	1.21	(0.12)	(0.88)	—	(1.00)	16.97	8.65	418,949	0.99		1.11		0.66		64
2018	18.39	0.10	(0.47)	(0.37)	(0.07)	(1.19)	—	(1.26)	16.76	(2.28)†	341,713	0.99		1.08		0.58		50
2017	14.39	0.07	4.18	4.25	(0.09)	(0.16)	—	(0.25)	18.39	29.71 †	234,321	1.10		1.10		0.42		56
2016	13.58	0.07	0.80	0.87	(0.04)	(0.02)	—	(0.06)	14.39	6.40 †	143,085	1.10		1.11		0.50		65
2015	14.57	0.04	(0.15)	(0.11)	(0.04)	(0.84)	—	(0.88)	13.58	(0.87)	135,973	1.10^		1.09		0.30		55
A Class Shares (commenced operations on September 3, 2019)
2020(1)	$16.99	$0.03	$(3.63)	$(3.60)	$(0.14)	$(0.06)	$—	$(0.20)	$13.19	(21.48)%	$584	1.09	%*	1.26	%*	0.38	%*	38	%**
2019	15.78	(0.02)	1.23	1.21	—	—	—	—	16.99	7.67	96	1.08	*	1.30	*	(0.90	)*	64
C Class Shares (commenced operations on September 3, 2019)
2020(1)	$16.98	$—	$(3.65)	$(3.65)	$(0.12)	$(0.06)	$—	$(0.18)	$13.15	(21.75)%	$160	1.84	%*	2.00	%*	(0.02	)%*	38	%**
2019	15.78	(0.04)	1.24	1.20	—	—	—	—	16.98	7.60	51	1.79	*	2.05	*	(1.67	)*	64
Y Class Shares (commenced operations on March 31, 2020)
2020(2)	$11.72	$(0.02)	$1.47	$1.45	$—	$—	$—	$—	$13.17	12.63%	$—	0.17	%(11)*	0.17	%(11)*	(1.58	)%*	38	%**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Income Opportunity Fund
Institutional Shares
2020(1)	$15.89	$0.13	$(0.46)	$(0.33)	$(0.12)	$(3.41)	$—	$(3.53)	$12.03	(2.57)%		$631,316	0.89	%*	0.89	%*	2.01	%*	59	%**
2019	15.31	0.32	1.25	1.57	(0.36)	(0.63)	—	(0.99)	15.89	10.99		1,056,504	0.85		0.85		2.08		66
2018	15.72	0.28	(0.11)	0.17	(0.28)	(0.30)	—	(0.58)	15.31	1.04		2,408,695	0.83		0.83		1.80		42
2017	14.58	0.26	1.18	1.44	(0.23)	(0.07)	—	(0.30)	15.72	9.98		2,584,805	0.83		0.83		1.72		34
2016	14.39	0.25	0.20	0.45	(0.23)	(0.03)	—	(0.26)	14.58	3.15		2,278,599	0.84		0.84		1.74		22
2015	14.88	0.24	(0.35)	(0.11)	(0.23)	(0.15)	—	(0.38)	14.39	(0.72)		2,387,027	0.84		0.84		1.66		24
A Class Shares
2020(1)	$15.88	$0.11	$(0.46)	$(0.35)	$(0.11)	$(3.41)	$—	$(3.52)	$12.01	(2.77)%		$47,695	1.14	%*	1.14	%*	1.76	%*	59	%**
2019	15.30	0.28	1.25	1.53	(0.32)	(0.63)	—	(0.95)	15.88	10.71		64,450	1.10		1.10		1.86		66
2018	15.71	0.24	(0.11)	0.13	(0.24)	(0.30)	—	(0.54)	15.30	0.78		74,510	1.08		1.08		1.56		42
2017	14.57	0.22	1.18	1.40	(0.19)	(0.07)	—	(0.26)	15.71	9.71		98,976	1.08		1.08		1.45		34
2016	14.37	0.21	0.21	0.42	(0.19)	(0.03)	—	(0.22)	14.57	2.96		123,030	1.09		1.09		1.49		22
2015	14.87	0.21	(0.37)	(0.16)	(0.19)	(0.15)	—	(0.34)	14.37	(1.05)		144,239	1.09		1.09		1.41		24
C Class Shares (commenced operations on September 3, 2019)
2020(1)	$15.88	$0.05	$(0.44)	$(0.39)	$(0.09)	$(3.41)	$—	$(3.50)	$11.99	(3.07)%		$2,810	1.90	%*	1.90	%*	0.82	%*	59	%**
2019	15.77	0.03	0.16	0.19	(0.08)	—	—	(0.08)	15.88	1.23		273	1.90	*	1.90	*	1.11	*	66
Westwood Emerging Markets Fund
Institutional Shares
2020(1)	$9.71	$0.04	$(1.73)	$(1.69)	$(0.16)	$—	$—	$(0.16)	$7.86	(17.72)%		$84,789	1.20	%*	1.28	%*	0.99	%*	19	%**
2019	8.55	0.15	1.17	1.32	(0.16)	—	—	(0.16)	9.71	15.70		221,916	1.20		1.21		1.64		51
2018	9.77	0.14	(1.29)	(1.15)	(0.07)	—	—	(0.07)	8.55	(11.85)		269,547	1.20^		1.17		1.40		23
2017	8.75	0.10	1.01	1.11	(0.09)	—	—	(0.09)	9.77	12.89	†	349,628	1.20	#	1.18		1.07		25
2016	7.72	0.11	1.00	1.11	(0.08)	—	—	(0.08)	8.75	14.61	†	214,725	1.20		1.27		1.36		47
2015	9.44	0.12	(1.72)	(1.60)	(0.12)	—	—	(0.12)	7.72	(17.09	)†	230,966	1.20		1.29		1.36		45
A Class Shares
2020(1)	$9.70	$0.03	$(1.73)	$(1.70)	$(0.14)	$—	$—	$(0.14)	$7.86	(17.83)%		$14	1.45	%*	1.51	%*	0.61	%*	19	%**
2019	8.54	0.13	1.16	1.29	(0.13)	—	—	(0.13)	9.70	15.34		461	1.45		1.45		1.41		51
2018	9.75	0.11	(1.27)	(1.16)	(0.05)	—	—	(0.05)	8.54	(11.98)		416	1.45^		1.42		1.12		23
2017	8.73	0.08	1.01	1.09	(0.07)	—	—	(0.07)	9.75	12.64	†	546	1.45	#	1.43		0.93		25
2016	7.71	0.08	1.00	1.08	(0.06)	—	—	(0.06)	8.73	14.16	†	435	1.45		1.52		1.07		47
2015	9.41	0.06	(1.67)	(1.61)	(0.09)	—	—	(0.09)	7.71	(17.24	)†	377	1.45		1.64		0.73		45
Westwood High Income Fund ‡‡
Institutional Shares
2020(1)	$9.25	$0.17	$(0.51)	$(0.34)	$(0.17)	$—	$—	$(0.17)	$8.74	(3.68)%		$52,564	0.29	%*	0.59	%*	3.77	%*	95	%**
2019	9.12	0.41	0.15	0.56	(0.43)	—	—	(0.43)	9.25	6.25		65,168	0.80		1.05		4.48		59
2018	9.37	0.42	(0.24)	0.18	(0.43)	—	—	(0.43)	9.12	1.92	†	64,926	0.80		1.02		4.57		37
2017	9.31	0.42	0.06	0.48	(0.42)	—	—	(0.42)	9.37	5.27	†	77,595	0.80		1.01		4.51		71
2016	9.30	0.40	0.03	0.43	(0.42)	—	—	(0.42)	9.31	4.75	†	70,368	0.84		1.05		4.39		54
2015	9.90	0.42	(0.60)	(0.18)	(0.42)	—	—	(0.42)	9.30	(1.83	)†	130,775	0.90		0.94		4.35		44
A Class Shares
2020(1)	$9.29	$0.16	$(0.50)	$(0.34)	$(0.16)	$—	$—	$(0.16)	$8.79	(3.65)%		$44	0.41	%*	0.71	%*	3.65	%*	95	%**
2019	9.15	0.39	0.14	0.53	(0.39)	—	—	(0.39)	9.29	5.93		46	1.05		1.34		4.20		59
2018	9.37	0.40	(0.23)	0.17	(0.39)	—	—	(0.39)	9.15	1.91	†	31	1.05		1.26		4.26		37
2017	9.31	0.40	0.06	0.46	(0.40)	—	—	(0.40)	9.37	5.01	†	596	1.05		1.26		4.25		71
2016	9.30	0.38	0.02	0.40	(0.39)	—	—	(0.39)	9.31	4.50	†	1,541	1.08		1.32		4.18		54
2015	9.89	0.39	(0.58)	(0.19)	(0.40)	—	—	(0.40)	9.30	(1.98	)†	1,158	1.15		1.19		4.11		44
C Class Shares (commenced operations on March 31, 2020)
2020(2)	$8.23	$0.03	$0.51	$0.54	$(0.03)	$—	$—	$(0.03)	$8.74	6.55%		$—	0.00	%(12)*	0.00	%(12)*	3.97	%*	95	%**

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)^^	NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS	TOTAL FROM OPERATIONS	DIVIDENDS FROM NET INVESTMENT INCOME	DISTRIBUTIONS FROM REALIZED NET GAINS	RETURN OF CAPITAL	TOTAL DIVIDENDS & DISTRIBUTIONS	NET ASSET VALUE END OF PERIOD	TOTAL RETURN† †		NET ASSETS END OF PERIOD (000)	RATIO OF EXPENSES TO AVERAGE NET ASSETS		RATIO OF EXPENSES TO AVERAGE NET ASSETS (EXCLUDING WAIVERS & RECOVERED FEES)		RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS		PORTFOLIO TURNOVER RATE
Westwood Alternative Income Fund‡‡‡
Institutional Shares (commenced operations on May 1, 2015)
2020(1)	$10.25	$0.13	$(0.05)	$0.08	$(0.06)	$(0.32)	$—	$(0.38)	$9.95	0.79	%†	$7,069	0.40	%*	0.94	%*	2.56	%*	95	%**
2019	9.82	0.23	0.41	0.64	(0.21)	—	—	(0.21)	10.25	6.57		7,121	1.15	(3)	1.47		2.33		106
2018	10.12	0.18	(0.29)	(0.11)	(0.16)	—	(0.03)	(0.19)	9.82	(1.09	)†	6,193	1.22	(4)	1.62		1.85		88
2017	10.01	0.17	0.05	0.22	(0.09)	(0.02)	—	(0.11)	10.12	2.16	†	7,490	1.37	(5)	2.15		1.69		80
2016	10.11	0.22	0.13	0.35	(0.21)	(0.24)	—	(0.45)	10.01	3.62	†	2,392	1.27	(6)	3.27		2.22		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.38	†	3,291	1.35	*(3)	4.22	*	1.83	*	22	**
A Class Shares (commenced operations on March 31, 2020)
2020(2)	$9.78	$0.06	$0.11	$0.17	$—	$—	$—	$—	$9.95	1.74	%†	$—	0.19	%(13)*	0.19	%(13)*	7.16	%*	95	%**
Ultra Shares (commenced operations on May 1, 2015)
2020(1)	$10.25	$0.14	$(0.05)	$0.09	$(0.07)	$(0.32)	$—	$(0.39)	$9.95	0.84	%†	$35,579	0.24	%*	0.83	%*	2.73	%*	95	%**
2019	9.82	0.24	0.41	0.65	(0.22)	—	—	(0.22)	10.25	6.64		31,553	1.08	(3)	1.39		2.39		106
2018	10.13	0.19	(0.29)	(0.10)	(0.18)	—	(0.03)	(0.21)	9.82	(1.02	)†	27,312	1.12	(4)	1.52		1.96		88
2017	10.01	0.19	0.04	0.23	(0.09)	(0.02)	—	(0.11)	10.13	2.31	†	23,465	1.24	(5)	1.96		1.87		80
2016	10.11	0.22	0.14	0.36	(0.22)	(0.24)	—	(0.46)	10.01	3.73	†	4,093	1.16	(6)	3.17		2.28		99
2015	10.00	0.09	0.05	0.14	(0.03)	—	—	(0.03)	10.11	1.40	†	3,943	1.28	*(3)	4.26	*	1.73	*	22	**
C Class Shares (commenced operations on March 31, 2020)
2020(2)	$9.78	$0.06	$0.11	$0.17	$—	$—	$—	$—	$9.95	1.74	%†	$—	0.19	%(14)*	0.19	%(14)*	7.27	%*	95	%**

Amounts designated as “—” are $0.
*	Annualized.
**	Not Annualized.
^	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
^^	Calculation performed using average shares for the period.
†	Total return would have been lower had certain expenses not been waived or assumed by the Adviser during the period.
††

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

‡	Effective November 1, 2019, Westwood Low Volatility Equity Fund was renamed as Westwood Total Return Fund.
‡‡	Effective November 1, 2019, Westwood Short Duration High Yield Fund was renamed as Westwood High Income Fund.
‡‡‡	Effective November 1, 2019, Westwood Market Neutral Income Fund was renamed as Westwood Alternative Income Fund.
#	Ratio includes previously waived investment advisory fees recovered.
(1)	For the six month period ended April 30, 2020 (Unaudited). All ratios have been annualized.
(2)	For the period ended April 30, 2020 (Unaudited). All ratios for the period have been annualized.
(3)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.12% and 1.05% for Institutional Class and Ultra Class, respectively.
(4)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.15% and 1.05% for Institutional Class and Ultra Class, respectively.
(5)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.18% and 1.05% for Institutional Class and Ultra Class, respectively.
(6)	Excluding stock loan fees, and dividends on securities sold short, the ratio of expenses average net assets would have been 1.16% and 1.05% for Institutional Class and Ultra Class, respectively.
(7)	Year ended October 31, unless otherwise noted.
(8)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.65% (1.73% excluding waivers) when assets are contributed.

(9)

The ratio rounds to 0.09% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 0.80% (2.18% excluding waivers) when assets are contributed.

(10)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.55% (2.93% excluding waivers) when assets are contributed.

(11)

The ratio rounds to 0.17% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 0.84% (1.02% excluding waivers) when assets are contributed.

(12)

The ratio rounds to 0.00% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.48% (1.73% excluding waivers) when assets are contributed.

(13)

The ratio rounds to 0.19% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 0.77% (1.32% excluding waivers) when assets are contributed.

(14)

The ratio rounds to 0.19% due to the impact of the low level of average net assets. The share class is expected to run at the expense limit of 1.52% (2.07% excluding waivers) when assets are contributed.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND WESTWOOD FUNDS	WESTWOOD FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 44 funds. The financial statements herein are those of the Westwood LargeCap Value Fund, Westwood Total Return Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, Westwood Emerging Markets Fund, Westwood High Income Fund and Westwood Alternative Income Fund (the “Funds”).

Each of the Funds is classified as a “diversified” Fund under the 1940 Act. The Westwood LargeCap Value Fund, Westwood SMid-Cap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund seek long-term capital appreciation. The Westwood Income Opportunity Fund seeks long-term capital appreciation and to provide current income by investing in a portfolio of stocks and fixed-income securities. The Westwood Total Return Fund seeks to provide total return, through a combination of current income and capital appreciation, with a lower level of volatility than traditional equity-oriented strategies over a market cycle. The Westwood High Income Fund seeks to provide a high level of current income by investing in a portfolio of fixed-income securities. The Westwood Alternative Income Fund seeks to provide total return through a combination of capital appreciation and current income. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

The Flexible Income Fund liquidated all assets on April 27, 2020. The Westwood SmidCap Plus Fund liquidated all assets on September 30, 2019. The Westwood MLP and Strategic Energy Fund, Westwood Worldwide Income Opportunity Fund and Westwood Opportunistic High Yield Fund liquidated all assets on August 30, 2019.

2.	Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. general accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm EST if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ fair value procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates as of the measurement date. Participatory Notes (“P-Notes”) are valued daily by an independent pricing vendor.

All investment companies held in the Funds’ portfolios are valued at the published net asset value.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price for long positions and at the closing ask price for written options. Options not traded on a national securities exchange are valued at the last quoted bid price.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Westwood Management Corp. (the “Adviser”) of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Fund’s Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Westwood Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Westwood Emerging Markets Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Westwood Emerging Markets Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts the Funds’ Administrator and can request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

Level 2 — other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.);

Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended April 30, 2020, there have been no significant changes to the Funds’ fair valuation methodologies.

Securities Sold Short — The Funds may engage in short sales (selling securities it does not own) as a part of their normal investment activities. When the Funds sell a security short, they borrow the security from a third party and sell it at the then current market price. The Funds are then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Funds will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Funds replace the borrowed security. Because the market price of the security sold short could increase without limit, the Funds could be subject to a theoretically unlimited loss. Upon entering into a short position, the Funds record the proceeds as a receivable from prime broker in the Statement of Assets and Liabilities and establish an offsetting liability for the securities sold under the short sale agreement.

In accordance with the terms of their prime brokerage agreement, the Funds may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Funds record these prime broker charges on a net basis as broker fees and interest on securities sold short in their Statement of Operations. In addition, the Funds are required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividend expense in their Statement of Operations.

Short sales are collateralized by cash deposits with the counterparty broker, Morgan Stanley, and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

As of April 30, 2020, the Westwood Alternative Income Fund did not engage in short sales. The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 200 basis points on the amount of any shortfall in the required cash margin. These amounts are disclosed as Restricted Deposits held at Prime Broker on the Statement of Assets and Liabilities. The Westwood Alternative Income Fund had prime brokerage borrowings throughout the period ended April 30, 2020 as follows:

	Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate Paid	Interest Paid

USD	$100,589	$100,589	2.91%	$8

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 open tax year

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

ends), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended April 30, 2020, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended April 30, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Discounts and premiums on securities purchased are amortized using the effective interest method. Amortization of premiums and discounts is included in interest income, except for Westwood Alternative Income Fund and Westwood Total Return Fund which do not amortize conversion premiums on convertible bonds. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Return of Capital Estimates — Distributions received from investments in master limited partnerships (“MLPs”) generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in foreign exchange rates from fluctuations arising from changes in the market prices of securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statement of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — The Funds may enter into forward foreign currency exchange contracts to protect the value of securities held and related receivables and payables against changes in future foreign exchange rates. A forward currency contract is an agreement between two parties to buy and sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the current forward rate and the change in market value is recorded by the Funds as unrealized gain or loss. The Funds recognize realized gains or losses when the contract is closed, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Any realized or unrealized gains/(loss) during the year are presented on the Statements of Operations. Risks may arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts at the date of default. For open forward currency contracts, refer to the schedule of investments.

As of April 30, 2020, the Westwood Alternative Income Fund had open forward currency contracts.

For the period ended April 30, 2020, the average notional amount of forward currency contracts held were as follows:

Average Monthly Market Value Contracts Purchased	$611,785

Average Monthly Market Value Contracts Sold.	$4,517,653

Futures Contracts — The Alternative Income Fund held futures contracts during the period ended April 30, 2020. To the extent consistent with its investment objective and strategies, the Fund may use futures contracts for tactical hedging

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The futures contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to the Fund’s Schedule of Investments for details regarding open futures contracts as of April 30, 2020.

As of April 30, 2020, the Westwood Alternative Income Fund had open futures contracts.

For the period ended April 30, 2020, the average notional amount of futures contracts held were as follows:

Average Monthly Market Value Balance Short.	$3,810,459

Options Written/Purchased — The Funds may utilize longer maturity options for stock replacement when and as price and volatility relationships become more favorable for options versus underlying stocks or for tax and liquidity management purposes. The Funds are authorized to write (sell) and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity to profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

As of April 30, 2020, the Westwood Alternative Income Fund had open purchased option positions.

For the period ended April 30, 2020, the average monthly balances for purchased and written options were as follows:

Average Monthly Market Value for Purchased Options	$312,777

Master Limited Partnerships — The Funds may invest in MLPs. MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended (the “Code”). These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members. The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management.

Swap Contracts — The Funds are authorized to enter into swap contracts, including interest rate swap contracts, for the purposes of managing a Fund’s interest rate duration, yield curve exposure and yield spread sensitivity. Swaps are a two-party contract in which the seller (buyer) will pay to the buyer (seller) the difference between the current value of a security and its value at the time the contract was entered. Interest rate swaps involve the exchange by a Fund with another party of their respective commitment to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments)

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

with respect to a notional amount of principal. Swap contracts are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally Cleared Swaps”).

Total return swaps allow an investor to benefit from the cash flow without ever actually owning the underlying security. The receiver must pay any decline in value to the payer at the end of the total return swap. However, the investor does not need to make a payment if there is no decline in price. Payments can be made on various indices, bonds (i.e. mortgage backed securities, bank debt and corporate), loans or commodities. The value of a total return swap is equal to the change in value of the underlying asset versus the accrued income payment based on LIBOR or some other form of indices on the notional amount. Payments received or made are recorded as realized gains or loss. A Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risk of loss may exceed amounts recognized on the Statements of Assets and Liabilities. Interest rate and Total Return swap contracts outstanding at period end, if any, are listed after a Fund’s portfolio. In connection with swap agreements securities may be set aside as collateral by a Fund’s custodian.

Periodic payments made or received are recorded as realized gains or losses. At year end, the Statements of Assets and Liabilities reflect, if any, unrealized appreciation or depreciation and accrued periodic payments for swap contracts the Funds may have open at year end.

Entering into swap contracts involve, to varying degrees, elements of credit, interest rate and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions or fluctuations in interest rates. Swaps outstanding at period end, if any, are listed on the Schedules of Investments. In connection with swap contracts, cash or securities may be segregated as collateral by the Funds’ custodian. Refer to each Fund’s Schedule of Investments for details regarding open swap contracts as of April 30, 2020, if applicable.

There is the risk that the counterparty refuses to continue to enter into swap agreements with the Funds in the future, or requires increased fees, which could impair the Funds’ ability to achieve their investment objective. A counterparty may also increase its collateral requirements, which may limit the Funds ability to use leverage and reduce investment returns. In addition, if the Funds cannot locate a counterparty willing to enter into transactions with the Funds, they will not be able to implement their investment strategy. As of April 30, 2020, the Westwood Alternative Income Fund’s swap agreements were with one counterparty.

For the period ended April 30, 2020, the average monthly balances for swap contracts were as follows:

Average Monthly Market Value for Swap Contracts—Payable	$46,371,100

Average Monthly Market Value for Swap Contracts—Receivable	$46,207,374

Participatory Notes — The Funds may invest in participatory notes, commonly known as P-Notes. These instruments are issued by registered foreign institutional investors to investors wanting to invest in the Indian stock market without registering themselves with the market regulator. P-Notes are used to gain exposure to underlying common stocks, and can be purchased through a registered brokerage firm, who buys the India based local security and then issues the participatory note to the investor. Any dividends or capital gains from the underlying security are passed on to the investor. Since these instruments are issued by a company other than the one to which the security is linked, they carry the credit of the issuer, not that of the underlying common stock.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/ losses and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Expenses — Expenses that are directly related to Funds are charged to the Funds. Other operating expenses of the Trust are prorated to the Funds based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — The Westwood LargeCap Value Fund, Westwood Total Return Fund, Westwood SMidCap Fund, Westwood SmallCap Fund and Westwood Emerging Markets Fund distribute substantially all of their net investment income, if any, at least annually. The Westwood Income Opportunity Fund and Westwood Alternative Income Fund distribute substantially all of their net investment income, if any, quarterly. The Westwood High Income Fund

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

distributes substantially all of its net investment income, if any, monthly. For each Fund, any net realized capital gains are distributed at least annually. All dividends and distributions are recorded on ex-dividend date.

Deferred Offering Costs — Offering costs of the Fund, including costs of printing the initial prospectus, legal, and registration fees, are being amortized to expense over a twelve month period.

Redemption Fees — The Funds retain a redemption fee of 1.00% on redemptions of capital shares held for less than 30 days. The redemption fee is recorded as an increase to paid-in capital. The redemption fees retained by the Funds, if any, are reported on the Statements of Changes in Net Assets.

3. Derivative Transactions:

The following tables include the Funds’ exposure by type of risk on derivatives held throughout the period.

The Fair Value of derivative instruments as of April 30, 2020, was as follows:

	Asset Derivatives April 30, 2020 Statements of Assets and Liabilities Location	Fair Value	Liability Derivatives April 30, 2020 Statements of Assets and Liabilities Location	Fair Value

Derivatives not accounted for as hedging instruments:
Westwood Alternative Income Fund
Foreign Exchange	Unrealized Gain on Forward Foreign		Unrealized Loss on Forward Foreign
Contracts	Currency Contracts	$—	Currency Contracts	$21,766
	Unrealized Gain on Futures	34,166*	Unrealized Loss on Futures	—
Equity Contracts	Purchased Options, at Value	219,895	Written Options, at Value	—
	Unrealized Gain on Swap Contracts	138,832†	Unrealized Loss on Swap Contracts	1,364,217†
Credit Contracts	Unrealized Gain on Swap Contracts	1,198,719†	Unrealized Loss on Swap Contracts	2,652†

Total Derivatives not accounted for as hedging instruments		$1,591,612		$1,388,635

*Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments.

†Includes cumulative appreciation (depreciation) of swap contracts as reported in the Schedule of Investments.

The effect of derivative instruments on the Statements of Operations for the period ended April 30, 2020, was as follows:

The amount of realized gain (loss) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total

Westwood Alternative Income Fund

Foreign Exchange Contracts	$18,318	$44,516	$—	$—	$—	$62,834
Equity Contracts	—	—	—	—	—	—
Credit Contracts	—	—	(128,991)	667,078	(589,134)	(51,047)

Total	$18,318	$44,516	$(128,991)	$667,078	$(589,134)	$11,787

Change in unrealized appreciation (depreciation) on derivatives recognized in income:

Derivatives Not Accounted for as Hedging Instruments	Forward Foreign Currency Contracts	Futures	Purchased Options	Written Options	Swaps	Total

Westwood Alternative Income Fund

Foreign Exchange Contracts	$(19,987)	$55,213	$—	$—	$—	$35,226
Equity Contracts	—	—	—	—	(379,721)	(379,721)
Credit Contracts	—	—	(16,979)	—	364,676	347,697

Total	$(19,987)	$55,213	$(16,979)	$—	$(15,045)	$3,202

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

4. Offsetting Assets and Liabilities:

The Alternative Income Fund is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Alternative Income Fund to another party are determinable, the Fund has the right to set off the amounts owed with the amounts owed by the other party, the Alternative Income Fund intends to set off, and the Fund’s right of setoff is enforceable at law.

A Fund is subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Since different types of transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a specific counterparty entity in the event of a default with respect to all the transactions governed under a single agreement with a specific counterparty entity.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Securities and U.S. dollar cash are generally the preferred forms of collateral. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of investments at value (securities) or deposits due from counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as deposits due to counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Customer account agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared Over The Counter (“OTC”) derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is believed to be reduced as creditors of the futures broker do not have claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but generally may not be netted between futures and cleared OTC derivatives.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add additional counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third party custodian.

The following is a summary by derivative type of the market value of OTC financial derivative instruments and collateral (received)/pledged for the Westwood Alternative Income Fund as of April 30, 2020:

	Financial Derivative Assets		Financial Derivative Liabilities
Counterparty	Swap Contracts	Total Over the Counter	Swap Contracts	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received) Pledged	Net Exposures(1)

Deutsche Bank	$1,337,551	$1,337,551	$(1,366,869)	$(1,366,869)	$(29,318)	$—	$(29,318)

	$1,337,551	$1,337,551	$(1,366,869)	$(1,366,869)

(1) Net Exposures represents the net receivable/payable that would be due from/to the counterparty in the event of default.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

5. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust other than the Chief Compliance Officer (“CCO”) as described below.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

6. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Westwood Large Cap Value, Westwood Income Opportunity, Westwood Emerging Markets, Westwood SmallCap and Westwood High Income Funds have adopted a Distribution Plan (the “Plan”) relating to each Fund’s Class A Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 0.25% of the average daily net assets of each Fund’s A Class Shares. The Westwood SmallCap and Westwood Income Opportunity Funds have adopted a Plan relating to each Fund’s Class C Shares pursuant to Rule 12b-1 of the 1940 Act. The Plan provides for payment at an annual rate of 1.00% of the average daily net assets of each Fund’s C Class Shares.

The Westwood Alternative Income Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood High Income Fund has adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.19% based on the average daily net assets of the Fund’s Institutional Shares. The Westwood SMidCap Fund and the Westwood SmallCap Fund have each adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.20% based on average daily net assets of the Fund’s Institutional Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the period ended April 30, 2020, Westwood SMidCap Fund, Westwood SmallCap Fund , Westwood High Income Fund and Westwood Alternative Income Fund incurred $87,994, $293,475, $39,596, and $3,772, respectively, of shareholder servicing fees or an effective rate of 0.10%, 0.15%, 0.13%, and 0.10%, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds earned cash management credits which are used to offset transfer agent expenses. These credit amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

7. Investment Advisory Agreement:

Under the terms of an investment advisory agreement with the Funds, the Adviser provides investment advisory services to the Funds and receives a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund. For Westwood LargeCap Value Fund, Westwood SMidCap Fund, Westwood SmallCap Fund, Westwood Income Opportunity Fund, and Westwood Emerging Markets, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation”, “C Class Expense Limitation” and the “Y Class Expense Limitation”). For Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser has contractually agreed to reduce its investment advisory fees and reimburse expenses for the Funds in order to keep net operating expenses (excluding management fees, interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses) as set forth below (the “Institutional Class Expense Limitation”, “A Class Expense Limitation” , “Ultra Class Expense Limitation”, “C Class Expense Limitation” and the “Y Class Expense Limitation”). The contractual waivers for the following Funds are in place through February 28, 2021.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Advisory Fee	Institutional Class Expense Limitation	A Class Expense Limitation	Ultra Class Expense Limitation	C Class Expense Limitation	Y Class Expense Limitation
Westwood LargeCap Value Fund	0.60%	0.65%	0.90%	N/A	1.65%(1)	N/A
Westwood Total Return Fund	0.50%(2)	0.05%	0.30%(1)	N/A	1.05%(1)	N/A
Westwood SMidCap Fund	0.75%	0.88%	N/A	N/A	N/A	N/A
Westwood SmallCap Fund	0.85%	0.99%	1.04%	N/A	1.79%	0.84%(1)
Westwood Income Opportunity Fund	0.75%	0.90%	1.15%	N/A	1.90%	N/A
Westwood Emerging Markets Fund	0.95%	1.20%	1.45%	N/A	N/A	N/A
Westwood High Income Fund	0.38%(3)	0.29%	0.35%	N/A	1.10%(1)	N/A
Westwood Alternative Income Fund	0.53%(4)	0.14%	0.24%(1)	0.00%	0.99%(1)	N/A

In connection with the Adviser’s Sensible Fees™ framework, for its services to each share class of the Westwood Total Return Fund, Westwood High Income Fund and Westwood Alternative Income Fund, the Adviser is entitled to a management fee, which consists of a base fee (the “Base Fee”) and a positive or negative performance adjustment (the “Performance Adjustment”) based on whether, and to what extent, the investment performance of each share class of each Fund exceeds, or is exceeded by, the performance of an index hurdle (the “Index Hurdle”) over the 12-month period from November 1 of each year through October 31 of the following year (the “Performance Period”). For each share class of each Fund, the Base Fee and Performance Adjustment are each calculated and accrued daily based on the average daily net assets of the share class during the Performance Period.

(1) Class expense limitation is in place through February 28, 2022.

(2) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Total Return Fund of 0.70%. The Base Fee is an annual rate of 0.50%. The Index Hurdle is the Blended 60/40 S&P 500 Index/Bloomberg Barclays U.S. Aggregate Bond Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0020% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.20% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.30% to a maximum annual rate of 0.70%.

(3) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood High Income Fund of 0.70%. The Base Fee is an annual rate of 0.38%. The Index Hurdle is the Blended 80/20 Bloomberg Barclays U.S. Aggregate Bond Index/S&P 500 Index plus 1.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0032% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 1.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.06% to a maximum annual rate of 0.70%.

(4) Prior to November 1, 2019, the Adviser was entitled to a fee for its services to the Westwood Alternative Income Fund of 0.85%. The Base Fee is an annual rate of 0.53%. The Index Hurdle is the FTSE 1-Month U.S. Treasury Bill Index plus 2.00%. The Performance Adjustment is calculated according to a schedule that adds or subtracts 0.0016% of the share class’ average daily net assets for each 0.01% by which the performance of the share class exceeds or lags the performance of the Index Hurdle over the Performance Period. The maximum Performance Adjustment (positive or negative) will not exceed an annual rate of +/- 0.32% of the share class’ average daily net assets during the Performance Period, which would occur when the performance of the share class exceeds, or is exceeded by, the performance of the Index Hurdle by 2.00% over the Performance Period. Accordingly, the management fee will range from a minimum annual rate of 0.21% to a maximum annual rate of 0.85%.

N/A — Not applicable.

The Adviser has entered into an investment sub-advisory agreement with SKY Harbor Capital Management LLC to sub-advise the Westwood High Income Fund and pays the sub-adviser a portion of the fee that it receives from Westwood High Income Fund.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

At April 30, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses, up to the expense cap in place at the time the expenses were waived, is as follows:

Fiscal Year	Subject to Repayment until April 30:	Westwood LargeCap Value Fund	Westwood Total Return Fund	Westwood SMidCap Fund	Westwood SmallCap Fund	Westwood Emerging Markets Fund
04/30/17 - 4/30/18	2021	$90,348	$117,722	$223,206	$164,567	$-
04/30/18 - 4/30/19	2022	164,194	82,976	472,388	305,372	-
04/30/19 - 4/30/20	2023	203,060	105,248	191,454	578,678	84,866

		$457,602	$305,946	$887,048	$1,048,617	$84,866

Fiscal Year	Subject to Repayment until April 30:	Westwood High Income Fund	Westwood Alternative Income Fund
04/30/17 - 4/30/18	2021	$164,307	$118,515
04/30/18 - 4/30/19	2022	146,545	115,316
04/30/19 - 4/30/20	2023	169,254	177,306

		$480,106	$411,137

8. Investment Transactions:

The cost of security purchases and proceeds from security sales, other than short-term securities, for the period ended April 30, 2020, were as follows:

	Purchases	Sales and Maturities	U.S. Government Purchases	U.S. Government Sales and Maturities
Westwood LargeCap Value Fund	$54,799,076	$93,198,207	$—	$—
Westwood Total Return Fund	64,377,321	12,637,415	7,072,813	2,099,903
Westwood SMidCap Fund	63,689,755	69,231,495	—	—
Westwood SmallCap Fund	193,569,926	147,938,620	—	—
Westwood Income Opportunity Fund	399,076,564	672,436,947	84,803,324	174,525,911
Westwood Emerging Markets Fund	29,975,289	122,432,365	—	—
Westwood High Income Fund	52,087,805	28,799,754	27,015,435	21,489,716
Westwood Alternative Income Fund*	30,771,126	29,961,979	2,004,844	2,018,984

* The cost of purchases to cover securities sold short and the proceeds from securities sold short were $574,780 and $28,836, respectively, for the period ended April 30, 2020.

9. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings/(loss) or paid-in capital as appropriate, in the period that the difference arises.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

For tax purposes, short-term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Westwood LargeCap Value Fund
2019	$5,639,464	$17,591,003	$—	$23,230,467
2018	4,403,119	8,937,007	—	13,340,126
Westwood Total Return Fund
2019	330,815	2,307,240	—	2,638,055
2018	1,133,747	5,510,609	—	6,644,356
Westwood SMidCap Fund
2019	3,751,484	31,638,419	—	35,389,903
2018	2,039,248	35,022,038	—	37,061,286
Westwood SmallCap Fund
2019	8,026,194	12,203,825	—	20,230,019
2018	3,949,400	11,934,288	—	15,883,688
Westwood Income Opportunity Fund
2019	27,070,730	104,121,260	—	131,191,990
2018	47,269,463	51,576,260	—	98,845,723
Westwood Emerging Markets Fund
2019	4,436,411	—	—	4,436,411
2018	2,590,399	—	—	2,590,399
Westwood High Income Fund
2019	2,727,952	—	—	2,727,952
2018	3,184,380	—	—	3,184,380
Westwood Alternative Income Fund
2019	721,434	—	—	721,434
2018	540,383	—	97,200	637,583

As of October 31, 2019, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation/ (Depreciation)	Other Temporary Differences	Total Distributable Earnings/ (Accumulated Losses)
Westwood LargeCap Value Fund	$3,125,131	$7,168,902	$—	$63,718,186	$(8)	$74,012,211
Westwood Total Return Fund	109,249	839,312	—	866,291	(653)	1,814,199
Westwood SMidCap Fund	1,241,786	19,512,309	—	34,013,416	(14)	54,767,497
Westwood SmallCap Fund	1,719,119	1,494,419	—	43,543,072	216	46,756,826
Westwood Income Opportunity
Fund	199,485,002	—	—	139,166,533	(3)	338,651,532
Westwood Emerging Markets Fund	3,039,941	—	(36,477,337)	33,556,912	2	119,518
Westwood High Income Fund	11,776	—	(15,691,979)	233,657	(5)	(15,446,551)
Westwood Alternative Income Fund	901,975	311,094	—	204,159	(751,382)	665,846

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital. Capital loss carryforwards, all of which are not subject to expiration are as follows:

	Short-Term Loss	Long-Term Loss	Total
Westwood Emerging Markets Fund	$27,146,841	$9,330,496	$36,477,337
Westwood High Income Fund	2,375,248	13,316,731	15,691,979

During the year ended October 31, 2019, the Funds did not utilize capital loss carryforwards to offset capital gains.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized appreciation difference is attributable primarily to wash sales and partnership adjustments.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2020, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Westwood LargeCap Value Fund	$141,553,011	$40,367,515	$(10,205,678)	$30,161,837
Westwood Total Return Fund .	65,792,394	3,774,212	(1,884,287)	1,889,925
Westwood SMidCap Fund	145,045,334	19,729,680	(13,183,097)	6,546,583
Westwood SmallCap Fund	406,444,256	38,693,198	(58,710,256)	(20,017,058)
Westwood Income Opportunity Fund	656,302,788	58,236,025	(25,005,551)	33,230,474
Westwood Emerging Markets Fund	77,464,791	16,681,075	(7,664,346)	9,016,729
Westwood High Income Fund	55,040,942	2,047,586	(4,528,627)	(2,481,041)
Westwood Alternative Income Fund	38,463,993	685,711	(861,196)	(175,485)

10. Risks:

Below are summaries of some, but not all, of the principal risks of investing in one or more of the Funds, each of which could adversely affect a Fund’s NAV, yield and total return. Each risk listed below does not necessarily apply to each Fund, and you should read each Fund’s prospectus carefully for a description of the principal risks associated with investing in a particular Fund.

The Westwood High Income Fund invests substantially all of its assets in high yield, or “junk,” bonds, and such investments represent highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. In addition, insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines.

At April 30, 2020, the net assets of the Westwood Emerging Markets Fund and Westwood Alternative Income Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of, and investment income from, such securities and currency.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibly lower level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Westwood Emerging Markets Fund invests primarily in emerging markets. Investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

The Westwood Alternative Income Fund invests in short sales. A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Fund and, therefore, the Fund’s share prices. Theoretically, uncovered short sales have the potential to expose the Fund to unlimited losses.

The Westwood Alternative Income Fund invests all of its net assets in convertible securities. A convertible security is influenced by changes in interest rates (with investment value declining as interest rates increase and increasing as interest rates decline)

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and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The Westwood Alternative Income Fund invests in securities that are subject to derivatives risk. Derivatives risk means that the Fund’s use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk, hedging risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that the use of leverage may amplify the effects of market volatility on the Fund’s share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index.

11. Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

12. Other:

At April 30, 2020, the percentage of total shares outstanding held by shareholders for each Fund, which are comprised of omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Westwood LargeCap Value Fund, Institutional Shares	3	64%
Westwood LargeCap Value Fund, A Class Shares	1	82%
Westwood LargeCap Value Fund, C Class Shares	-	-
Westwood Total Return Fund, Institutional Shares	1	93%
Westwood Total Return Fund, A Class Shares	-	-
Westwood Total Return Fund, C Class Shares	-	-
Westwood SMidCap Fund, Institutional Shares	3	81%
Westwood SmallCap Fund, Institutional Shares	1	39%
Westwood SmallCap Fund, A Class Shares	3	85%
Westwood SmallCap Fund, C Class Shares	3	77%
Westwood SmallCap Fund, Y Class Shares	-	-
Westwood Income Opportunity Fund, Institutional Shares	2	36%
Westwood Income Opportunity Fund, A Class Shares	1	42%
Westwood Income Opportunity Fund, C Class Shares	-	-
Westwood Emerging Markets Fund, Institutional Shares	3	61%
Westwood Emerging Markets Fund, A Class Shares	2	99%
Westwood High Income Fund, Institutional Class Shares	1	85%
Westwood High Income Fund, A Class Shares	2	100%
Westwood High Income Fund, C Class Shares	-	-
Westwood Alternative Income Fund, Institutional Shares	2	79%
Westwood Alternative Income Fund, Ultra Shares	1	100%
Westwood Alternative Income Fund, A Class Shares	-	-
Westwood Alternative Income Fund, C Class Shares	-	-

13. Regulatory Matters:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies focus on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statements of Assets and Liabilities. The update also impacts the presentation of undistributed net investment income and distribution to shareholders on the Statements of Changes in Net Assets. The amounts presented in the current Statements of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

14. New Accounting Pronouncement:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, removals and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

15. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of April 30, 2020.

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2019—April 30, 2020).

The table on the following pages illustrate your Fund’s costs in two ways.

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$890.40	0.65%	$3.06
Westwood LargeCap Value Fund, A Class Shares	1,000.00	888.50	0.90	4.23
Westwood LargeCap Value Fund, C Class Shares (1)	1,000.00	1,100.30	1.65(2)	1.47	†
Westwood Total Return Fund, Institutional Shares	1,000.00	1,022.40	0.75	3.77
Westwood Total Return Fund, A Class Shares (1)	1,000.00	1,080.80	0.80(3)	0.70	†
Westwood Total Return Fund, C Class Shares (1)	1,000.00	1,080.80	1.55(4)	1.37	†
Westwood SMidCap Fund, Institutional Shares	1,000.00	835.40	0.88	4.02
Westwood SmallCap Fund, Institutional Shares	1,000.00	786.00	0.99	4.40
Westwood SmallCap Fund, A Class Shares	1,000.00	785.20	1.09	4.84
Westwood SmallCap Fund, C Class Shares	1,000.00	782.50	1.84	8.15
Westwood SmallCap Fund, Y Class Shares (1)	1,000.00	1,126.30	0.84(5)	0.76	†
Hypothetical 5% Return
Westwood LargeCap Value Fund, Institutional Shares	$1,000.00	$1,021.63	0.65%	$3.27
Westwood LargeCap Value Fund, A Class Shares	1,000.00	1,020.39	0.90	4.52
Westwood LargeCap Value Fund, C Class Shares (1)	1,000.00	1,016.66	1.65(2)	8.27
Westwood Total Return Fund, Institutional Shares	1,000.00	1,021.13	0.75	3.77
Westwood Total Return Fund, A Class Shares (1)	1,000.00	1,020.89	0.80(3)	4.02
Westwood Total Return Fund, C Class Shares (1)	1,000.00	1,017.16	1.55(4)	7.77
Westwood SMidCap Fund, Institutional Shares	1,000.00	1,020.49	0.88	4.42
Westwood SmallCap Fund, Institutional Shares	1,000.00	1,019.94	0.99	4.97
Westwood SmallCap Fund, A Class Shares	1,000.00	1,019.44	1.09	5.47
Westwood SmallCap Fund, C Class Shares	1,000.00	1,015.71	1.84	9.22
Westwood SmallCap Fund, Y Class Shares (1)	1,000.00	1,020.69	0.84(5)	4.22

THE ADVISORS’ INNER CIRCLE FUND	WESTWOOD FUNDS

	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Westwood Income Opportunity Fund, Institutional Shares	$1,000.00	$974.30	0.89%	$4.37
Westwood Income Opportunity Fund, A Class Shares	1,000.00	972.30	1.14	5.59
Westwood Income Opportunity Fund, C Class Shares	1,000.00	969.30	1.90	9.30
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	822.80	1.20	5.44
Westwood Emerging Markets Fund, A Class Shares	1,000.00	821.70	1.45	6.57
Westwood High Income Fund, Institutional Shares	1,000.00	963.20	0.29	1.42
Westwood High Income Fund, A Class Shares	1,000.00	963.50	0.41	2.00
Westwood High Income Fund, C Class Shares (1)	1,000.00	1,065.50	1.48(6)	1.29	†
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,007.90	0.40	2.00
Westwood Alternative Income Fund, A Class Shares (1)	1,000.00	1,017.40	0.77(7)	0.66	†
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,008.40	0.24	1.20
Westwood Alternative Income Fund, C Class Shares (1)	1,000.00	1,017.00	1.52(8)	1.30	†
Hypothetical 5% Return
Westwood Income Opportunity Fund, Institutional Shares	$1,000.00	$1,020.44	0.89%	$4.47
Westwood Income Opportunity Fund, A Class Shares	1,000.00	1,019.20	1.14	5.72
Westwood Income Opportunity Fund, C Class Shares	1,000.00	1,015.42	1.90	9.52
Westwood Emerging Markets Fund, Institutional Shares	1,000.00	1,018.90	1.20	6.02
Westwood Emerging Markets Fund, A Class Shares	1,000.00	1,017.65	1.45	7.27
Westwood High Income Fund, Institutional Shares	1,000.00	1,023.42	0.29	1.46
Westwood High Income Fund, A Class Shares	1,000.00	1,022.83	0.41	2.06
Westwood High Income Fund, C Class Shares (1)	1,000.00	1,017.50	1.48(6)	7.42
Westwood Alternative Income Fund, Institutional Shares	1,000.00	1,022.87	0.40	2.01
Westwood Alternative Income Fund, A Class Shares (1)	1,000.00	1,021.03	0.77(7)	0.66
Westwood Alternative Income Fund, Ultra Shares	1,000.00	1,023.67	0.24	1.21
Westwood Alternative Income Fund, C Class Shares (1)	1,000.00	1,017.30	1.52(8)	7.62

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

† Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 31/366 (to reflect the period since inception to the period ended).

(1)	Commenced operations on March 31, 2020.
(2)	The share class is expected to run at the expense limit of 1.65% when assets are contributed.
(3)	The share class is expected to run at the expense limit of 0.80% when assets are contributed.
(4)	The share class is expected to run at the expense limit of 1.55% when assets are contributed.
(5)	The share class is expected to run at the expense limit of 0.84% when assets are contributed.
(6)	The share class is expected to run at the expense limit of 1.48% when assets are contributed.
(7)	The share class is expected to run at the expense limit of 0.77% when assets are contributed.
(8)	The share class is expected to run at the expense limit of 1.52% when assets are contributed.

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The Westwood Funds

P.O. Box 219009

Kansas City, MO 64121-9009

1-877-FUND-WHG

www.westwoodfunds.com

Adviser:

Westwood Management Corp.

200 Crescent Court, Suite 1200

Dallas, Texas 75201

Sub-Adviser:

SKY Harbor Capital Management, LLC

20 Horseneck Lane

Greenwich, CT 06830

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

WHG-SA-001-1500

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR § 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2020

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller, and CFO

Date: July 8, 2020